ANNUAL REPORT             SEPTEMBER 30, 2001

                               PRUDENT BEAR FUND
                                 NO LOAD SHARES
                                 CLASS C SHARES

                            PRUDENT SAFE HARBOR FUND

                                  PRUDENT BEAR
                                  FUNDS, INC.

   DATE    PRUDENT BEAR FUND - NO LOAD SHARES      S&P 500     NASDAQ COMPOSITE
   ----    ----------------------------------      -------     ----------------
 12/28/95                $10,000                   $10,000         $10,000
  3/31/96                 $9,519                   $10,536         $10,479
  9/30/96                 $8,880                   $11,349         $11,694
  3/31/97                 $9,018                   $12,625         $11,663
  9/30/97                 $7,420                   $15,940         $16,114
  3/31/98                 $6,822                   $18,685         $17,570
  9/30/98                 $7,691                   $17,381         $16,231
  3/31/99                 $4,866                   $22,133         $23,609
  9/30/99                 $4,910                   $22,215         $26,359
  3/31/00                 $4,136                   $26,105         $43,937
  9/30/00                 $4,441                   $25,164         $35,469
  3/31/01                 $6,284                   $20,445         $17,829
  9/30/01                 $7,496                   $18,465         $14,545

                    For the period ended September 30, 2001

                                                     Annualized
                                                ---------------------
                                 One            Five          Since
                                 Year           Year        Inception
                                 ----           ----        ---------
     Prudent Bear Fund -
       No Load Shares           68.78%         (3.33)%       (4.88)%
     S&P 500                   (26.62)%        10.22%        11.23%
     NASDAQ Composite          (59.08)%         4.41%         6.72%

   DATE    PRUDENT BEAR FUND - CLASS C SHARES     S&P 500     NASDAQ COMPOSITE
   ----    ----------------------------------     -------     ----------------
  2/8/99                 $10,000                  $10,000          $10,000
  3/31/99                 $9,331                  $10,401          $10,376
  6/30/99                 $8,076                  $11,134          $11,328
  9/30/99                 $9,394                  $10,439          $11,585
 12/31/99                 $7,945                  $11,993          $17,175
  3/31/00                 $7,859                  $12,268          $19,310
  6/30/00                 $8,184                  $11,941          $16,829
  9/30/00                 $8,423                  $11,825          $15,589
 12/31/00                $10,299                  $10,901          $10,505
  3/31/01                $11,883                   $9,608           $7,836
  6/30/01                 $9,982                  $10,170           $9,211
  9/30/01                $14,101                   $8,677           $6,392

                    For the period ended September 30, 2001

                                             Annualized
                                               Since
                               One Year      Inception
                               --------      ----------
     Prudent Bear Fund -
       Class C Shares           67.41%         13.90%
     S&P 500                   (26.62)%        (5.22)%
     NASDAQ Composite          (59.08)%       (15.56)%

The Standard & Poor's 500 Index (S&P 500) is a capital-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ stocks. These charts assume an initial gross investment of $10,000 made on 12/28/95 and 2/08/99 (commencement of operations) for the No Load Shares and Class C Shares, respectively. Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

                                                    SALOMON SMITH BARNEY
   DATE         PRUDENT SAFE HARBOR FUND       EUROPEAN WORLD GOVT. BOND INDEX
   ----         ------------------------       -------------------------------
 1/15/00                $10,000                           $10,000
 3/31/00                 $9,878                           $10,035
 6/30/00                 $9,709                           $10,057
 9/30/00                 $9,340                            $9,435
12/31/00                 $9,398                           $10,308
 3/31/01                 $9,016                            $9,896
 6/30/01                 $9,027                            $9,464
 9/30/01                 $9,578                           $10,473

                    For the period ended September 30, 2001

                                                            Annualized
                                                              Since
                                              One Year      Inception
                                              --------      ----------
     Prudent Safe Harbor Fund                   2.54%         (2.56)%
     Salomon Smith Barney European
       World Government Bond Index (WGBI)      11.01%          2.82%

The Salomon Smith Barney European World Government Bond Index (WGBI) consists of those fifteen sectors of the Salomon Smith Barney WGBI that are geographically located in Europe, namely Austria, Belgium, Denmark, Finland, France, Greece, Germany, Ireland, Italy, the Netherlands, Portugal, Spain, Sweden, Switzerland and the United Kingdom. These charts assume an initial gross investment of $10,000 made on 2/02/00 (commencement of operations). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

                                                              September 30, 2001

Dear Shareholder,

For the year ended September 30, 2001, the Prudent Bear Fund-No Load Shares gained 68.8%, while the S&P 500 declined 26.6% and the NASDAQ declined 59.1%. Consistent with our investment philosophy, the fund held more short equity positions than long positions throughout the period and this enabled the fund to protect our investors during the first stage of the bursting the U.S. bubble. The Prudent Safe Harbor Fund gained 2.5% for the year even as the U.S. dollar continued its strong performance and gold prices remained mostly weak.

We remain confident that the stock market decline has so much further to fall because of our three prong analysis of the environment, which includes evaluating 1) stock market history, 2) macroeconomic forces, so ably analyzed by my top strategists Doug Noland and Marshall Auerback and 3) continued comprehensive analysis of individual companies. We also believe the Japanese experience is applicable, with the Nikkei currently trading in the vicinity of 10,000 after peaking near 39,000 in 1989.

Let's look at the current facts today. Wall Street's congenitally optimistic strategists would like investors to believe that the bear market is over, but objective valuation measures would clearly suggest otherwise: Stocks remain spectacularly overvalued based on nearly every historical measure. Since 1929, the price-to-earnings ratio for the S&P 500 has averaged 15. Right now, the S&P 500's trailing P/E is 45, which includes special charges, and the P/E is 28 based on 2001 estimated operating earnings without charges. As the legendary investor, Sir John Templeton recently noted, "The market is still much too high in relation to basic earnings power. When you get into a bear market, the bottom is not just back to normal. If you've been far above normal, then the bear market carries you far below normal. We're nowhere near the end of the bear market yet."

Despite the logic and historic force behind Sir John's observations, many strategists now justify the market as being cheap with reference to the Federal Reserve model which compares the market's P/E to long term interest rates. However, this model is rife with problems, both from a theoretical and practical perspective. The era of general disinflation, from the early 1980s to the late 1990s, was a period when bond yields and earnings yields both fell. In contrast, the era of inflation creep between 1948 and 1968, saw a secular rise in bond yields and a fall in earnings yields. In Japan, in the post-bubble 1990s, there has been no relationship: bond yields have collapsed with no visible effect on the earnings yields on equities.

This is a broken indicator, inapplicable to secular forces now in play in the U.S. So is there ever a relationshipo To answer this, one needs to consider the two elements: inflation and real interest rates. In the 1950s and 1960s, a combination of buoyant profitability and investors' desire for hedges against rising inflation pressures supported the inverse relationship between bond yields, which rose, and equity earnings yields, which fell.

Inflation exploded during the 1970s, partly because of monetary and fiscal excess and an adverse shift in the terms of trade after the oil price shock, and partly because of struggles over the distribution of income between wages and profits. Profits were squeezed, even more so than published accounts suggested, because of the fiction of historic cost accounts. So bond yields soared, together with equity yields. During the 1980s and '90s, inflation moderated significantly, with a steep decline in oil prices, a bursting of the Japanese bubble, and a collapse in Communist Block economies. At home, labor markets were deregulated. Profits recovered and the quality of reported profits improved markedly. As bond yields fell, so did the equity earnings yields.. As one can see, the link between inflation, bond yields and the price of equities is complex. It is neither mechanical nor easily predicted, as Wall Street's analytical community would have you believe. To equate it as a standard for measuring stock market valuation is an analytical error.

Phil Coggan from The Financial Times recently cited David L. Babson's research that illustrated how, during the 1920's, Triple-A rated U.S. corporate bonds yielded 4.8% and the Dow Jones Industrial Average P/E averaged 14. Then, from 1940 to 1955, bonds yielded 2.8% while the average P/E was dropped about 20% to
11.  From 1956 to 1967 bonds yielded rose to 4.4% and the average P/E spiked to
17. Today, the price-to-earnings ratio of the S&P 500 is in the range of 28 to 45 (depending on the inclusion of charges), and that's on very aggressively calculated earnings. Our analysis convinces us that the banter of U.S. equity market under-valuation is merely Wall Street propaganda.

Earnings continue to disappoint - in many cases disastrously - but Wall Street remains wedded to it forecasts of higher earnings for 2002. According to Thompson Financial/First Call, third quarter 2001 earnings are expected to drop 22%, with fourth quarter earnings also declining 22% from last year's level. Yet, analysts steadfastly forecast 2002 earnings trends to reverse and jump 20% from this year's level. There is nothing today, however, but hope to support these optimistic expectations. But, then again, these are the very same analysts who earlier projected that corporate earnings would rebound during this year's second half. Not only did it not happen, the forecast wasn't even in the ballpark. There is truly cognitive dissonance at work throughout the analyst community, as well with the economists that predict a standard "V" shaped recovery. Again, we see little more than wishful thinking, as well as the crucial misjudgment that what we are facing is a typical cyclical downturn.

It is our expectation that interest rate reductions and fiscal stimulus packages will prove incapable of much more than slowing the adjustment process necessary in the aftermath of the bursting of the largest bubble in this century. Our analysis tells us that the United States will now likely face one of the deepest and most intractable recessions of the post-World War II period, with little prospect for sustainable recovery prior to a major and complex reorientation of policy both here and globally. There are today Herculean problems in the U.S. credit system and the global financial system generally. The grounds for reaching this somber conclusion are based upon having closely analyzed the accumulation, over an unusually protracted period, truly massive structural imbalances of an atypical variety. We have always viewed these imbalances - household and corporate over-indebtedness, unprecedented U.S. current account deficits and ballooning foreign liabilities, extreme financial sector leveraging, severe economic maladjustments, to name just a few - as unsustainable, and it now appears the unavoidable unraveling is well under way. Severe structural imbalances have over decades built up in both the U.S. economy and financial system and will certainly not be rectified in a matter of months.

Unprecedented interest rate reductions have thus far done little more than sustain over-consumption, with virtually no impact on stimulating a traditional investment-led recovery. We would expect the country's financial imbalances would need to undergo significant adjustment before talk of a sustainable recovery is justified. Tax rebates will be equally ineffective if over-borrowed Americans move to retrench. The insurmountable dilemma is that a bubble economy of such historical proportions requires enormous sustained credit excess to maintain the semblance of a normally functioning system. Clearly, the magnitude of general credit growth required to sustain systemic liquidity is problematic and increasingly destabilizing for both the economy and financial system.

There is also the issue of a broadening of the slowdown. In the beginning, it was mainly a post-bubble technology slowdown and a faltering manufacturing sector. The stresses have now extended into other sectors of the economy, including the enormous "service sector". The National Association of Purchasing Management's index of non-manufacturing business activity plunged to 40.6 in October from September's 50.2. Meanwhile, their index of manufacturing activity dropped to 39.8, its lowest level in nearly 11 years! In fact, the recession in manufacturing has already lasted 15 months, blowing away the so-called "average" recession. Capacity utilization has fallen to 75.5 per cent. Only on two other occasions in the past 40 years has the situation been as dire, occurring during the deep recessions of 1975 and 1983. Yet, in each of the foregoing periods the decline in investment exceeded 10 per cent in real terms, over a 12-month period. By contrast, at the end of this year's second quarter investment spending was less than two per cent below its year ago level. As such, we see it highly improbable that we will be entering an investment spending recovery any time soon, whatever the level of interest rates (especially so long as profits are in a steep dive).

The National Association for Business Economics (NABE) October survey indicated 'the weakest economic performance and outlook' in 22 years'... NABE, announcing
 ---------------------------------------------------------
the results of a survey of 126 of its business members, stated 'underlying demand at NABE panel firms turned negative in the third quarter, for the first time since the 1990-1991 recession.' It said demand fell for every industry sector except consulting and other services.

Unfortunately, the vast majority of pundits and economists refuse to recognize the historic nature of the U.S. credit and disregard that the hangover from this fiasco is what now ails our economy. They were oblivious to the forces fuelling the boom at the time and remain oblivious to this day. The consensus somehow seems to believe that the U.S. solved its financial difficulties with the early 1990s "reliquification" (and banking system recapitalization). Moreover, the Fed proved once and for all it capacity to orchestrated liquidity-based "bailouts" as it successfully navigated U.S. markets through the globally induced rough waters in 1998. This represents incredible wishful thinking. Policy responses, particularly following the 1998 near financial debacle, merely worked to monetize and "paper" over pre-existing problems. We have yet to identify any effort to address true underlying structural issues. The combination of policy errors and faith in Federal Reserve omnipotence only set the stage for a protracted period of unprecedented excess and today's acute financial fragility.

As proof of the existence of the credit bubble - which we view as the great unappreciated fuel for the past five year boom - we point out the following:
From 1996 through this year's second-quarter (51.2 years), total financial sector credit market borrowings more than doubled to an astounding $8.82 trillion. Outstanding asset-backed securities increased from $709 billion to $1.26 trillion, or 173%. Finance company assets increased 67% to $1.12 trillion, while securities broker/dealer assets surged 135% to $1.33 trillion. Total "federal-related" mortgage credit almost doubled to $4.7 trillion, with GSE assets expanding from less than $900 billion to $2.1 trillion (up 137%) and "mortgage pool" (mortgage-back securities) assets increasing from $1.57 trillion to $2.63 trillion (68%). Over this period we also witnessed an historic explosion in derivative trading and outstanding positions. And, importantly, over the past decade we have witnessed a 10-fold increase in hedge fund community equity (to an estimated $500 billion), and unimaginable growth in the positions held by the international "leveraged speculating community."

It is our strong view that historic credit excess has been the overwhelming source fuelling the recent extraordinary boom. Yet, the Federal Reserve and Treasury today apparently believe that the consequences of the bursting of the U.S. bubble can be treated with the same medicine used throughout the nineties. Once again, faltering economic growth and/or financial market turbulence are handled with the Fed's blunt instrument of pounding down interest rates and accommodating even greater credit expansion. We see little chance this policy will be successful, and instead view the Fed's misdiagnosis of the U.S. system's ailment as pushing us ever closer to a systemic crisis. Today's economic problems are of a severe structural nature, the consequence of a protracted
                         ----------
period of excess throughout the economy and financial system. The problem is domestic as well as international in scope. Nonetheless, the authorities have embarked on a precarious course of attempting to resuscitate unsustainable boom-time consumer demand. We do not believe it is advisable to stimulate a burst of vehicle sales, unprecedented mortgage credit creation, and consequent extreme money supply growth. Indeed, this is undoubtedly a very risky strategy. While these actions do forestall a severe downturn today, they significantly increase the likelihood for the inevitable "day of reckoning" down the road.

The root cause of the unfolding financial and economic downswing are previous gross borrowing, speculating, and spending excesses. It is our view that these types of deficiencies and imbalances are only growing more dangerous, particularly with regard to enormous credit excesses throughout mortgage finance. The U.S. economy and financial system have been poisoned by credit and speculative excess, have suffered severe damage to internal organs, and are in critical need of extended bed rest and carefully guarded recuperation. The Fed is injecting steroids and prescribing an aggressive exercise program. This will be a regrettable case of the Federal Reserve being forced to learn the hard way that there is no shortcut for a necessary healing process/adjustment period.

The key mechanism for generating the increased credit growth necessary to sustain boom-time demand has been real estate mortgage growth, financed primarily by the government-sponsored enterprises (GSE's). The GSEs have again instigated extreme credit expansion that has been paramount to stimulating consumer spending, as well as sustaining liquidity throughout the U.S. financial markets in the face of a collapsing NASDAQ bubble and heightened systemic corporate debt problems. Consumers have been encouraged to buy bigger homes by taking on larger mortgages, and to increase debt-loads in the process of refinancing their existing homes, using extracted "equity" to boost spending for the "benefit" of the economy. The GSEs have ballooned their balance sheets with newly created mortgages, providing the liquidity for other financial players to acquire corporate bonds, asset-back securities and other debt instruments. Recent statistics showed that 63% of refinancing transactions resulted in a new mortgage more than 5% greater than that repaid. According to Fannie Mae, the average "cash out" amount for all mortgage refinanced was $34,000. We are on course to easily set new records this year for net additional mortgage debt.

We are today witnessing policies contributing to rampant real estate credit excess and distorting/destabilizing speculative flows. Yes, it does extend a seductive lifeline to the credit bubble in the short-run, but with disastrous long-term consequences. One of our greatest fears is that our enormous current account deficits are being funded not by foreign investors but largely by speculative financial flows. If correct, our credit system's regrettable addiction to speculative "hot money" will come to no good end. This is the very nature of markets and finance, with escape not coming from a perpetuation of credit and speculative excess. This is the very essence of the Fed's monumental policy blunder. Besides, even with financial flows running at full force, the dysfunctional U.S. credit system floods the real estate sector while manufacturing and commerce lose access to new finance. This mechanism creates profits for the financial player as they disappear for the businessman. That this is exacerbating massive structural economic maladjustments should no longer appear esoteric analysis.

We do not believe it is craziness to look to the current quagmire in Argentina for clues to the unfolding crisis at home. The Argentines, after issuing significant dollar-debt to international players, have now become desperate hostages to their currency "peg." The U.S. has fallen into a similar trap, increasingly forced to sacrifice its manufacturing base and global competitiveness to pacify foreign debt holders and, for now, sustain a precarious credit bubble. At the same time, it appears that the crisis enveloping "structured finance" has gained enough momentum that even huge GSE credit creation and speculative flows are insufficient to "paper over" mounting financial and economic problems. We suspect that this explains the seemingly panicked response from the authorities, including the elimination the 30-year bond issuance, which perversely occurs at a time when many borrowers are doing their best to lock in these historically low rates of interests. It is our view that the U.S. government will in the future pay a price for its overwhelming reliance on short-term borrowings.

Lately we have witnessed three major operators in the "risk" market - Enron, Providian, and Conseco - slip very close to the precipice. These three combine for almost $150 billion of assets and significant off-balance sheet debt exposure. And with festering problems in CDOs and credit derivatives, systemic risk builds throughout the entire "structured finance" arena. It is important to recognize, however, that credit problems are also worsening virtually across the board in the U.S. Quoting Nalin Kulatilaka, professor of finance at Boston University's management school, on Enron: "The bottom line is that when the liquidity on the two sides of a market is very different, a company that tries to lead the way in creating these marketplaces is going to bear sustained liquidity risks." This observation could apply across the broad spectrum of U.S. financial intermediaries, notably the GSEs.

To many blurry-eyed optimists, the U.S. banking system appears "very healthy," but this is the illusion created largely by what has been enormous real estate inflation. In many ways, real estate finance has been the heart and soul of this immense credit bubble. It does not seem all too long ago that sanguine analysts were trumpeting the "well-capitalized" Japanese banks back in the early 1990s. Already, the telecom fiasco has left an ugly hole in the U.S. (and global) financial system, leaving it in a terribly weakened position as we now run head on into unfolding real estate and consumer debt problems. It is now being recognized that credit losses from the telecom bust will far surpass even the massive losses suffered from S&L collapse. The ex-chairman of Global Crossing estimated that telecom losses could reach $600 billion, a truly frightening sum if it comes to pass. And quite unlike the monetary policy "success" that grows out of inflating home and office building prices, lower interest rates and nurturing additional credit excess simply will not transform these bad telecom loans into good credits. What is, anyway, the value of hopelessly negative cash-flow businesso This, importantly, is not an interest rate or credit availability issue. We have witnessed no less than "mutually assured destruction" after a most reckless "communications arms race."

Elsewhere, the "drunken" American consumer, intoxicated from the often-illusory prosperity of inflated home and equity portfolio values, continues to leverage his balance sheet way beyond the bounds of reasonableness. Unfortunately, with the consumer only becoming more grossly over-indebted by the week, we now face the spectre of a faltering economic boom and soaring delinquencies. With these developments in mind, the next "shoe to drop" will be the consumer debt pyramid with troubling ramifications for the securitization marketplace and the banking system generally.

Standard & Poor's chief economist David Wyss recently predicted that U.S. credit card losses could reach 8.0%, sharply above the 6.9% rated that had been expected only a few months ago. Quoting Mr. Wyss: "Even before September 11th, an increasing number of consumers were defaulting on their credit card debts. When people lose their jobs, they can't pay their bills. This is even more disconcerting since American consumers are very highly leveraged, with debt at a record share of disposable income." Wyss also noted that credit card losses, already moving higher before September, are set to rise much more rapidly as the unemployment rate climbs. The American Banker's Association recently reported that credit card delinquency rates grew dramatically in the second quarter and were approaching highs last experienced during the early '80s.

Considering the dreadful quality of lending, surging credit card losses should not be the least bit surprising. We have never considered aggressive subprime consumer lending as a viable business over an entire economic cycle, and our expectations are that there are huge festering problems in auto, credit card, home equity, and mortgage lending. Subprime lender Providian Financial, the nation's fifth largest issuer of credit cards, recently reported that increased credit losses and the need to write down uncollectible accrued income would force the company to report significantly reduced earnings. Its stock crashed from more than $50 to under $3 in about three months. At June 30, 2001, Providian had 18.5 million accounts, assets of $21 billion and deposits exceeding $15 billion. Total managed receivables exceeded $32 billion.

As we see with Providian, risky lenders can find themselves in very serious trouble when they respond to increasing credit problems by lending more aggressively - the old desperate attempt to grow out of credit problems. Yes, such a strategy can get an institution through the next earnings season, but at a steep cost of lending larger quantities to weaker credits - setting the stage for a terminal exponential explosion of credit losses. This is today a major systemic issue that will increasingly impact an expanding list of lenders. We do note that during the first half of 2001 financial institutions increased their issuance of MasterCard cards around the world at the highest rate in ten years. At mid-year member institutions reported that they had issued 475.3 million cards, a 19% increase over the number outstanding one year ago. Considering our view of the unfolding economic downturn, this is a credit disaster in the making.

The immense market for credit card-backed receivables, as well as much of contemporary "structured finance," has not yet been tested in a period of extended economic weakness. Apparently unconcerned with business cycles, Wall Street simply created the structures and sold the securities and instruments. And after operating on overdrive for some time, Wall Street is today faced with dilemma of needing to sustain both lending and demand for asset-backed securities, or face the painful side of the credit cycle. The subprime earnings game (and the viability of the enterprise) always rests upon creating sufficient new loans to stay ahead of steady flow of old credits turning sour. Providian has lost this battle, along with Wall Street affections. We wish they were the exception, but we see them instead as the marginal risky lender that will prove only one of the earliest to find itself in trouble.

Ominously, delinquencies throughout the residential real estate market are also now rising rapidly. MGIC, a major insurer of mortgage loans, saw loans in default increased from 2.01% to this quarter's 3.14% in only five quarters. The actual number of loans in default has surged 70% during the past year. MGIC now has "primary insurance in force" of $180 billion, supported by company total assets of only $4.4 billion and shareholders' equity of $3 billion. During the quarter, of the $23.4 billion in new insurance written, more than 25% was done in the much riskier "bulk". Of the bulk business, 61% was comprised of jumbo loans with 39% in the sub prime area. MGIC has moved more aggressively into the "bulk" insurance business, with the higher premiums available offsetting increased loan losses. This is another troubling response to gathering economic and industry storm clouds that is certain to lead to major problems down the road. It is worth noting that the delinquency rate in MGIC's "bulk" loan insured portfolio has jumped from 5.90% to 8.73% over the past year. MGIC now has "primary insurance in force" of $180 billion, supported by company total assets of only $4.4 billion and shareholders' equity of $3 billion.

The data makes it clear that the inevitable credit problems in the household mortgage sector have commenced. This is particularly disconcerting with the recognition that notable deterioration has developed in the face of continued unprecedented mortgage credit growth and resulting buoyant real estate markets. Indeed, things are turning sour despite the aggressive expansion of mortgage insurance, liberal credit policies, and the historic GSE-led mortgage lending boom, that until recently had stoked continued housing inflation and general economic resiliency. These are most ominous portents, and indicate to us that we are very early in this downturn. As the economy recovered in the 1990s and the great housing price inflation gathered steam, the mortgage insurance business became a Wall Street growth darling, and a key partner with Fannie Mae, Freddie Mac and Wall Street financial engineers. The combination created an amazingly powerful engine for economic growth, as risky credits were transformed into "Triple-A" rated securities and contemporary "money." Today, however, MGIC and the other mortgage insurers are placed very precariously at the frontline of what will surely develop into a most hostile environment of mortgage credit losses. The ramifications for Wall Street "structured finance," hence the U.S. economy, are immense.

It does not today take a wild imagination to come up with a scenario where collapsing demand in the overheated auto and residential real estate markets lead the economy into a very deep and protracted downturn. Indeed, objective analysis would today have to consider such a circumstance as a reasonably high probability scenario. These are, after all, markets that have been operating at a feverish, credit-induced, pace for some time now. It is, as well, disconcerting to contemplate how the U.S. credit system will operate in the event of flagging auto and home lending. The Japanese experience provides valuable insights as to the keen difficulty in generating systemic monetary expansion in a post-asset bubble environment. They have certainly witnessed first hand how monetary processes become exceedingly more difficult to manage when the key asset class (real estate) responsible for previous systemic lending excess is depreciating in value. But, then again, that is precisely the reason accommodating asset inflation is a precarious policy, and why we fault the Fed for its years of aggressive accommodation. It also explains why "pushing on a string" will surely be applicable to the U.S. credit system at some point in the future. We hate to be unrelenting curmudgeons, but the Fed's travails to forestall recession are laying the financial and economic groundwork for depression.

The intractable crisis in Argentina has escalated, with the government effectively defaulting on $95 billion of debt. With overnight interest rates shooting to 250%, and yields on floating-rate government bonds due in 2005 surging to 55%, it is difficult to see how the government will hold together its dollar-backed currency regime. The problem of acute uncertainty, hence the issue of capital flight, has not been resolved. Tax revenues are sinking, vehicle sales are collapsing, and the economy falls into depression.

In the absence of a supportive fundamental backdrop, a "strong dollar" policy is in reality merely an elaborate confidence trick. It is simply a play on sentiment, rather than fundamentals. Former Treasury Secretary Rubin gave credence to the notion that one could "talk up" a currency and intervene successfully on its behalf because he was able to engineer a sharp reversal of the dollar against the yen at its nadir in1994. But consider the context: at 79 yen, the dollar was deeply undervalued and U.S. trade was beginning to improve relative to Japan. In general, trade improvement implies an inflow of foreign exchange, which is supportive of the exchange rate. U.S. assets became cheaper relative to assets in Japan. The cost of production of goods in the U.S. fell relative to Japan, raising returns to investment in the U.S. at the expense of Japan. Under such conditions, it became far easier to draw in long-term capital and override the flow of short-term speculative capital that chases price momentum rather than long run returns. Once this turn in the dollar was successfully engineered, Secretary Rubin simply began to repeat his mantra that a strong currency was always in the interests of the U.S., thereby perpetuating the greenback's strength and establishing the myth that American government officials by force of words alone could maintain this policy objective for as long as they wished, irrespective of fundamentals.

Of course, this was not the reality. On the contrary, the maintenance of the strong dollar policy fostered a new set of disequilibria. It resulted in a huge loss of trade competitiveness. It propelled asset markets and the dollar itself ever higher with unstable fuel from short-term global speculative inflows. It is now hurtling the world's largest net debtor nation toward a record current account deficit as a share of GDP, and it is helping to sustain a stock market bubble still trading on historically unprecedented overvaluation.

To be sure, after the declines sustained in the past six months, the dollar might be due for a partial rebound, particularly if its sustained weakness forces other countries, such as Japan, into a more aggressive policy of
competitive devaluation.   But it is important to note that because holdings of
"reserve currency" dollars are so great at this point, even a small shift in portfolio preferences can have a huge marginal impact on the external value of the dollar. And the experience of Mexico in 1994 and Asia in 1997 clearly demonstrate how radically capital flows can shift once confidence is broken and sentiment turns negative, particularly when such outflows are an outgrowth of de-leveraging. The unwinding of the yen/dollar carry trade in 1998 provides a vivid illustration of this phenomenon.

If the confidence trick elaborately maintained by the past three Treasury Secretaries is decisively broken the U.S. may begin to be perceived, not as the economic superpower possessing the only decent paper currency in town, but the world's greatest profligate. This is almost certainly why neither Robert Rubin, nor Lawrence Summers, nor Paul O'Neill dare contemplate the "Pandora's Box" of controlled devaluation recently advocated by Goldman Sachs chief economist William Dudley. Yet so great are the current imbalances in the American economy that the strong dollar policy is almost certain to fall apart, making the economic adjustment far more extreme than the "soft landing" school currently envisages. The stage is now being set, not for a somewhat weaker currency, but a long, doleful significant decline in the dollar's value.

After this week's significant jump in yields - with the general dislocation and resulting losses for the "leveraged speculating community" - the performance of the dollar takes on added importance. Rising yields and widening spreads combined with the sinking dollar can prove immediately problematic.

But at the same time, myriad precarious developments in the U.S. credit system have, in terms of a systemic crisis, to this point been largely mitigated by the idiosyncratic nature of the contemporary U.S. financial system. Just as we saw the NASDAQ collapse ironically buttress the general boom throughout the U.S. Credit market, we have more recently witnessed that deteriorating conditions in risky debt securities only exacerbate the Bubble in Treasury, agency, mortgage-back, and top-tier corporate and asset-backed securities. It is critical to not misinterpret the seeming resiliency of the U.S. credit system as much more than a maladjusted mechanism that is being sustained largely by unprecedented money supply growth and mortgage lending excess. There is today an incredible amount riding on the continued extreme monetary expansion emanating from one particular misbegotten sector of the U.S. credit system - mortgage finance. With this in mind, this week's dismal U.S. credit market performance, and the drubbing in the agency market in particular, take on considerable significance.

Today, the Fed's "magic" operates overwhelmingly through inciting consumer refinancing booms, fueling real estate inflation, and fostering additional speculative leveraging throughout the U.S. financial sector. We have always been very uncomfortable with these mechanisms, and our nerves have not been calmed or our concerns swayed by recent runaway excess.

Specifically, these mechanisms are dangerously dysfunctional, as they repeatedly stoke and exacerbate Credit Bubble excess in the financial system as well as the economy. Moreover, we see little redeeming value created in the process, outside of fueling of a liquidity-driven stock market recovery. Firstly, the contemporary "reliquification" process is largely devoid of stimulating effects to sound business investment, with business sector profits playing lowly "second fiddle" to speculative financial "profits." Secondly, enormous additional consumer debt (and continued over-consumption) is obviously unsound, and policies that so clearly exacerbate a conspicuous real estate Bubble are a case of central bank negligence. Thirdly, any monetary process that incites additional speculation and leveraging in the distorted and dangerously over-leveraged U.S. financial system is both inappropriate and, by the very unstable nature of "hot money" flows, destined for failure and, quite possibly, spectacular failure.

Sincerely,

/s/David W. Tice

David W. Tice

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Prudent Bear Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments and securities sold short, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudent Bear Funds, Inc. (the "Funds") at September 30, 2001, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
November 21, 2001

STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2001

                                                                                                 PRUDENT BEAR         PRUDENT SAFE
                                                                                                     FUND             HARBOR FUND
                                                                                                 ------------         ------------
ASSETS:
     Investments, at value (cost $155,581,644 and $23,848,401, respectively)                      $148,041,098         $24,331,669
     Cash                                                                                            5,060,009                  --
     Deposit at brokers for short sales                                                              5,803,604                  --
     Receivable from broker for proceeds on securities sold short                                  132,397,682                  --
     Receivable for investments sold                                                                13,210,306                  --
     Capital shares sold                                                                             7,082,588             279,022
     Receivable from Adviser                                                                                --               5,050
     Dividends receivable                                                                                2,791              18,659
     Interest receivable                                                                               871,105             472,706
     Other assets                                                                                       60,771               7,477
                                                                                                  ------------         -----------
     Total Assets                                                                                  312,529,954          25,114,583
                                                                                                  ------------         -----------

LIABILITIES:
     Securities sold short, at value (Proceeds of $116,159,497 and $0, respectively)                94,738,792                  --
     Payable for securities purchased                                                               22,320,385             311,915
     Payable for futures contracts                                                                     212,000                  --
     Capital shares redeemed                                                                         9,502,425             298,995
     Payable to Adviser                                                                                182,605                  --
     Dividends payable on short positions                                                               86,678                  --
     Income distribution payable                                                                            --               8,625
     Accrued expenses and other liabilities                                                            280,912             161,608
                                                                                                  ------------         -----------
     Total Liabilities                                                                             127,323,797             781,143
                                                                                                  ------------         -----------
NET ASSETS                                                                                        $185,206,157         $24,333,440
                                                                                                  ------------         -----------
                                                                                                  ------------         -----------

NET ASSETS CONSIST OF:
     Capital stock                                                                                $225,516,221         $23,857,956
     Accumulated undistributed net investment income (loss)                                          3,603,277                  (9)
     Accumulated undistributed net realized loss on investments sold,
       securities sold short, option contracts expired or closed, and foreign currencies           (57,757,390)            (19,427)
     Net unrealized appreciation (depreciation) on:
         Investments                                                                                (7,540,546)            483,268
         Foreign currencies                                                                                890              11,652
         Short positions                                                                            21,420,705                  --
         Futures contracts                                                                             (37,000)                 --
                                                                                                  ------------         -----------
TOTAL NET ASSETS                                                                                  $185,206,157         $24,333,440
                                                                                                  ------------         -----------
                                                                                                  ------------         -----------

NO LOAD SHARES:
     Net Assets                                                                                   $183,797,033         $24,333,440
     Shares outstanding (250,000,000 shares of $.0001 par value authorized)                         29,105,548           2,612,561
     Net Asset Value, Redemption Price and Offering Price Per Share                                      $6.31               $9.31
                                                                                                  ------------         -----------
                                                                                                  ------------         -----------

CLASS C SHARES:
     Net Assets                                                                                    $ 1,409,124
     Shares outstanding (250,000,000 shares of $.0001 par value authorized)                            226,352
     Net Asset Value, Redemption Price and Offering Price Per Share                                      $6.23
                                                                                                  ------------
                                                                                                  ------------

                     See notes to the financial statements.

STATEMENT OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2001

                                                                                                 PRUDENT BEAR          PRUDENT SAFE
                                                                                                     FUND               HARBOR FUND
                                                                                                 ------------          ------------
INVESTMENT INCOME:
     Interest income                                                                               $ 8,596,519            $365,702
     Dividend income on long positions
       (net of foreign taxes withheld of $58,573 and $1,947, respectively)                             528,266              46,125
                                                                                                   -----------            --------
     Total investment income                                                                         9,124,785             411,827
                                                                                                   -----------            --------

EXPENSES:
     Investment advisory fee                                                                         1,907,611              82,248
     Administration fee                                                                                123,442              44,795
     Shareholder servicing and accounting costs                                                        278,245              63,805
     Custody fees                                                                                      120,005              13,540
     Federal and state registration                                                                     32,038              20,281
     Professional fees                                                                                  82,933              52,106
     Distribution expense - No Load shares                                                             379,718              27,416
     Distribution expense - Class C shares                                                               8,494                  --
     Reports to shareholders                                                                            31,030               7,071
     Directors' fees and expenses                                                                        5,890               2,943
     Amortization of organizational expenses                                                             1,655                  --
     Other                                                                                              39,118                 611
                                                                                                   -----------            --------
     Total operating expenses before expense reimbursements
       and dividends on short positions                                                              3,010,179             314,816
     Expense reimbursement from Adviser                                                                     --            (150,320)
     Dividends on short positions (net of foreign taxes withheld of $5,807 and $0, respectively)       497,287                  --
                                                                                                   -----------            --------
     Total expenses                                                                                  3,507,466             164,496
                                                                                                   -----------            --------
NET INVESTMENT INCOME                                                                                5,617,319             247,331
                                                                                                   -----------            --------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Realized gain (loss) on:
         Long transactions                                                                           2,521,861             (64,065)
         Short transactions                                                                         29,542,860                  --
         Option contracts expired or closed                                                         30,234,796                  --
         Futures contracts closed                                                                   14,142,649                  --
         Foreign currency translation                                                                     (593)             (6,131)
                                                                                                   -----------            --------
         Net realized gain (loss)                                                                   76,441,573             (70,196)
     Change in unrealized appreciation (depreciation) on:
         Investments                                                                                (9,710,424)            539,694
         Short positions                                                                            14,850,790                  --
         Futures contracts                                                                          (1,811,495)                 --
         Foreign currency                                                                                1,570              12,336
                                                                                                   -----------            --------
         Net unrealized gain                                                                         3,330,441             552,030
                                                                                                   -----------            --------
     Net realized and unrealized gain on investments                                                79,772,014             481,834
                                                                                                   -----------            --------
NET INCREASE  IN NET ASSETS RESULTING FROM OPERATIONS                                              $85,389,333            $729,165
                                                                                                   -----------            --------
                                                                                                   -----------            --------

                     See notes to the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                       PRUDENT BEAR FUND                        PRUDENT SAFE HARBOR FUND
                                            ---------------------------------------    -------------------------------------------
                                                                                                           FEBRUARY 2, 2000(1)<F1>
                                                YEAR ENDED            YEAR ENDED           YEAR ENDED              THROUGH
                                            SEPTEMBER 30, 2001    SEPTEMBER 30, 2000   SEPTEMBER 30, 2001    SEPTEMBER 30, 2000
                                            ------------------    ------------------   ------------------    ------------------
OPERATIONS:
   Net investment income                       $  5,617,319         $  7,580,655          $   247,331            $   18,286
   Net realized gain (loss) on:
       Long transactions                          2,521,861           11,953,003              (64,065)               (6,798)
       Short transactions                        29,542,860          (24,593,837)                  --                    --
       Option contracts expired or closed        30,234,796          (11,728,637)                  --                    --
       Futures contracts closed                  14,142,649          (10,260,593)                  --                    --
       Foreign currency translation                    (593)              (9,151)              (6,131)                  236
   Change in unrealized appreciation
     (depreciation) on:
       Investments                               (9,710,424)          (1,025,552)             539,694               (56,426)
       Short positions                           14,850,790           (4,128,327)                  --                    --
       Futures contracts                         (1,811,495)           1,194,660                   --                    --
       Foreign currency                               1,570                  318               12,336                  (684)
                                               ------------         ------------          -----------            ----------
   Net increase (decrease) in net assets
     resulting from operations                   85,389,333          (31,017,461)             729,165               (45,386)
                                               ------------         ------------          -----------            ----------
DISTRIBUTIONS TO NO LOAD
  SHAREHOLDERS FROM NET
  INVESTMENT INCOME                              (7,711,412)          (5,788,467)            (190,263)              (18,032)
                                               ------------         ------------          -----------            ----------
DISTRIBUTIONS TO CLASS C
  SHAREHOLDERS FROM NET
  INVESTMENT INCOME                                 (30,803)             (18,743)                  --                    --
                                               ------------         ------------          -----------            ----------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                    337,595,735          586,461,842           43,865,227             2,541,107
   Shares issued to holders in
     reinvestment of dividends                    6,937,599            5,067,325              171,437                16,582
   Cost of shares redeemed                     (391,177,876)        (621,169,285)         (21,663,753)           (1,072,644)
                                               ------------         ------------          -----------            ----------
   Net increase (decrease) in net assets
     resulting from capital share transactions  (46,644,542)         (29,640,118)          22,372,911             1,485,045
                                               ------------         ------------          -----------            ----------
TOTAL INCREASE (DECREASE)
  IN NET ASSETS                                  31,002,576          (66,464,789)          22,911,813             1,421,627

NET ASSETS:
   Beginning of period                          154,203,581          220,668,370            1,421,627                    --
                                               ------------         ------------          -----------            ----------
   End of period (including undistributed
     net investment income (loss) of
     $3,603,277, $5,777,351, $(9), and
     $254 respectively)                        $185,206,157         $154,203,581          $24,333,440            $1,421,627
                                               ------------         ------------          -----------            ----------
                                               ------------         ------------          -----------            ----------

(1)<F1>  Commencement of operations.

                     See notes to the financial statements.

PRUDENT BEAR FUND
FINANCIAL HIGHLIGHTS

Selected per share data is based on a share of beneficial interest outstanding throughout each period.

                                                        NO LOAD        NO LOAD        NO LOAD
                                                         SHARES         SHARES         SHARES
                                                          YEAR           YEAR           YEAR           YEAR           YEAR
                                                         ENDED          ENDED          ENDED          ENDED          ENDED
                                                       SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,      SEPT. 30,
                                                          2001           2000           1999           1998           1997
                                                          ----           ----           ----           ----           ----
Per Share Data:

   Net asset value, beginning of period                   $3.93          $4.51          $7.34          $7.29          $8.88
                                                          -----          -----          -----          -----          -----

Income from investment operations:
   Net investment income(1)<F2>(2)<F3>                     0.17           0.18           0.19           0.29           0.62
   Net realized and unrealized
     gains (losses) on investments                         2.44          (0.62)         (2.82)         (0.01)         (2.06)
                                                          -----          -----          -----          -----          -----
   Total from investment operations                        2.61          (0.44)         (2.63)          0.28          (1.44)
                                                          -----          -----          -----          -----          -----

Less distributions from net investment income             (0.23)         (0.14)         (0.20)         (0.23)         (0.15)
                                                          -----          -----          -----          -----          -----

Net asset value, end of period                            $6.31          $3.93          $4.51          $7.34          $7.29
                                                          -----          -----          -----          -----          -----
                                                          -----          -----          -----          -----          -----

Total return                                              68.78%         -9.55%        -36.17%          3.66%        -16.44%

Supplemental data and ratios:
   Net assets, end of period (000's)                   $183,797       $153,336       $220,462       $173,691        $26,500

   Ratio of net operating expenses
     to average net assets(3)<F4>                          1.97%          1.83%(4)       1.97%          2.08%          2.59%
                                                                               <F5>

   Ratio of dividends on short positions
     to average net assets                                 0.33%          0.28%          0.28%          0.28%          0.34%

   Ratio of net investment income
     to average net assets                                 3.68%          4.48%          4.09%          4.34%          7.75%

   Portfolio turnover rate(5)<F6>                        386.40%        417.53%        536.56%        480.25%        413.25%

(1)<F2> Net investment income before dividends on short positions for the No Load Shares for the periods ended September 30, 2001, September 30, 2000, September 30, 1999, September 30, 1998 and September 30, 1997 was $0.19, $0.19, $0.21, $0.30 and $0.65, respectively.
(2)<F3> Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)<F4> The net operating expense ratio excludes dividends on short positions. The ratio including dividends on short positions for the No Load Shares for the periods ended September 30, 2001, September 30, 2000, September 30, 1999, September 30, 1998 and September 30, 1997 was 2.30%, 2.11%, 2.25%, 2.36% and 2.93%, respectively.
(4)<F5> The net operating expense ratio includes expense reductions for soft dollar credits. The ratio excluding expense reductions for the No Load Shares for the period ended September 30, 2000 was 1.93%.
(5)<F6> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     See notes to the financial statements.

PRUDENT BEAR FUND
FINANCIAL HIGHLIGHTS

Selected per share data is based on a share of beneficial interest outstanding throughout each period.

                                                                                                       CLASS C SHARES
                                                               CLASS C SHARES      CLASS C SHARES   FEB. 8, 1999(1)<F7>
                                                                 YEAR ENDED          YEAR ENDED           THROUGH
                                                               SEPT. 30, 2001      SEPT. 30, 2000      SEPT. 30, 1999
                                                               --------------      --------------      --------------
Per Share Data:

     Net asset value, beginning of period                           $3.88               $4.49               $4.78
                                                                    -----               -----               -----

Income from investment operations:
     Net investment income(2)<F8>(3)<F9>                             0.14                0.15                0.09
     Net realized and unrealized gains (losses) on investments       2.40               (0.62)              (0.38)
                                                                    -----               -----               -----

     Total from investment operations                                2.54               (0.47)              (0.29)
                                                                    -----               -----               -----

Less distributions from net investment income                       (0.19)              (0.14)                 --
                                                                    -----               -----               -----

Net asset value, end of period                                      $6.23               $3.88               $4.49
                                                                    -----               -----               -----
                                                                    -----               -----               -----

Total return                                                        67.41%             -10.33%              -6.07%(4)<F10>

Supplemental data and ratios:
     Net assets, end of period (000's)                             $1,409                $868                $207

     Ratio of net operating expenses
       to average net assets(5)<F11>                                 2.72%               2.58%(6)<F12>       2.74%(7)<F13>

     Ratio of dividends on short positions
       to average net assets                                         0.33%               0.28%               0.32%(7)<F13>

     Ratio of net investment income
       to average net assets                                         2.93%               3.73%               3.25%(7)<F13>

     Portfolio turnover rate(8)<F14>                               386.40%             417.53%             536.56%

(1)<F7>    Commencement of operations.
(2)<F8> Net investment income before dividends on short positions for the Class C Shares for the periods ended September 30, 2001, September 30, 2000 and September 30, 1999 was $0.16, $0.15 and $0.09,
           respectively.
(3)<F9> Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(4)<F10>   Not annualized.
(5)<F11> The net operating expense ratio excludes dividends on short positions. The ratio including dividends on short positions for the Class C Shares for the periods ended September 30, 2001, September 30, 2000 and September 30, 1999 was 3.05%, 2.86% and 3.06%,
           respectively.
(6)<F12> The net operating expense ratio includes expense reductions for soft dollar credits. The ratio excluding expense reductions for the Class C Shares for the period ended September 30, 2000 was 2.68%.
(7)<F13>   Annualized.
(8)<F14> Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                     See notes to the financial statements.

PRUDENT SAFE HARBOR FUND
FINANCIAL HIGHLIGHTS

Selected per share data is based on a share of beneficial interest outstanding throughout each period.

                                                                                             FEBRUARY 2, 2000(1)<F15>
                                                                           YEAR ENDED                THROUGH
                                                                       SEPTEMBER 30, 2001       SEPTEMBER 30, 2000
                                                                       ------------------       ------------------
Per Share Data:

     Net asset value, beginning of period                                     $9.19                   $10.00
                                                                              -----                   ------

Income from investment operations:
     Net investment income(2)<F16>                                             0.20                     0.24
     Net realized and unrealized gains (losses) on investments                 0.03                    (0.90)
                                                                              -----                   ------
     Total from investment operations                                          0.23                    (0.66)
                                                                              -----                   ------

Less distributions from net investment income                                 (0.11)                   (0.15)
                                                                              -----                   ------

Net asset value, end of period                                                $9.31                   $ 9.19
                                                                              -----                   ------
                                                                              -----                   ------

Total return                                                                   2.54%                   -6.60%(3)<F17>

Supplemental data and ratios:
     Net assets, end of period (000's)                                      $24,333                   $1,422

     Ratio of net operating expenses to average net assets(5)<F19>             1.50%                    1.80%(4)<F18>

     Ratio of net investment income to average net assets(5)<F19>              2.26%                    3.77%(4)<F18>

     Portfolio turnover rate                                                 133.50%                  180.29%

(1)<F15>   Commencement of operations.
(2)<F16> Net investment income per share represents net investment income divided by the average shares outstanding throughout the period.
(3)<F17>   Not annualized.
(4)<F18>   Annualized.
(5)<F19> Without expense reimbursements of $150,320 and $116,925 for the periods ended September 30, 2001 and September 30, 2000, the ratio of operating expenses to average net assets would have been 2.87% and 25.91%, respectively, and the ratio of net investment income
           (loss) to average net assets would have been 0.89% and (20.34)%, respectively.

                     See notes to the financial statements.

PRUDENT BEAR FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2001

   SHARES                                                             VALUE
   ------                                                             -----
                COMMON STOCKS -- 19.4%*<F20>

                AEROSPACE -- 1.3%*<F20>
      20,000    Lockheed Martin Corporation                       $    875,000
      44,000    Raytheon Company(5)<F27>                             1,529,000
                                                                  ------------
                                                                     2,404,000
                                                                  ------------

                BASIC MATERIALS -- 8.6%*<F20>
      15,000    Agnico-Eagle Mines Limited(3)<F25>                     155,400
      45,000    Apex Silver Mines Limited**<F21>                       411,750
     500,000    Birch Mountain
                  Resources Ltd.**<F21>(3)<F25>                        205,735
     884,874    Black Hawk Mining Inc.**<F21>(3)<F25>                   64,418
     247,740    Campbell Resources Inc.**<F21>(3)<F25>                  69,367
   4,375,500    Canarc Resource Corp.**<F21>(3)<F25>                   415,474
     765,700    Candente Resource Corp.
                  (Acquired 5/14/2001,
                  Cost $96,172)**<F21>(2)<F24>(3)<F25>(4)<F26>r<F22>    57,681
     658,677    Canyon Resources
                  Corporation**<F21>(5)<F27>                           711,371
     310,000    Donner Minerals Ltd.**<F21>(3)<F25>                     31,398
      73,700    Dundee Precious Metals,
                  Inc. - Class A(3)<F25>                               459,546
   1,192,500    Durban Roodepoort Deep
                  Limited - ADR**<F21>(3)<F25> (5)<F27>              1,526,400
   8,678,800    Dynatec Corporation**<F21>(3)<F25> (5)<F27>            988,912
   6,415,060    ECU Silver Mining Inc.**<F21>(3)<F25>                   91,371
          50    Exploration Capital Partners, LP
                  (Acquired 10/14/98,
                  Cost $1,000,000)**<F21>(4)<F26> r<F22>             1,440,775
          15    Exploration Capital Partners, LP
                  (Acquired 12/20/00,
                  Cost $300,020)**<F21>(4)<F26> r<F22>                 382,775
     176,800    Francisco Gold Corporation**<F21>(3)<F25>              777,844
      45,000    Goldcorp Inc.(3)<F25>                                  522,000
     800,000    Golden Goliath Resources Ltd.
                  (Acquired 10/06/2000,
                  Cost $260,777)**<F21>(2)<F24>(3)<F25>(4)<F26>r<F22>  241,058
      33,500    Golden Queen Mining Co. Ltd.**<F21>                      3,350
   1,362,500    Golden Star Resources Ltd.**<F21>(5)<F27>            1,226,250
      99,600    Harmony Gold Mining
                  Company Limited - ADR(3)<F25>                        528,876
   2,365,000    International Uranium
                  Corporation**<F21>(3)<F25>                           449,136
     100,000    KeyWest Energy Corporation**<F21>(3)<F25>              104,450
     990,738    Maxam Gold Corporation**<F21>(6)<F28>                   26,007
      20,000    Meridian Gold Inc.**<F21>                              218,200
     350,000    Metalline Mining Co. Inc.**<F21>                       462,000
     100,000    Metalline Mining Co. Inc.
                  (Acquired 6/28/2000,
                  Cost $325,000)**<F21>(2)<F24> (4)<F26> r<F22>        121,500
     250,000    Metalline Mining Co. Inc.
                  (Acquired 6/29/2001,
                  Cost $498,750)**<F21>(2)<F24> (4)<F26> r<F22>        286,875
     405,818    Minefinders Corporation Ltd.
                  (Acquired 9/27/2000,
                  Cost $279,709)**<F21>(2)<F24>(3)<F25>(4)<F26>r<F22>  323,688
     335,755    Minefinders Corporation Ltd.
                  (Acquired 1/5/2001,
                  Cost $166,425)**<F21>(2)<F24>(3)<F25>(4)<F26>r<F22>  267,805
     267,791    Minefinders Corporation Ltd.
                  (Acquired 6/22/2001,
                  Cost $198,661)**<F21>(2)<F24>(3)<F25>(4)<F26>r<F22>  201,729
     500,000    Miramar Mining Corporation**<F21>(3)<F25>              305,000
      25,000    North American
                  Palladium Ltd.**<F21>(3)<F25>                        132,937
     261,399    Pan American Silver
                  Corporation**<F21>(3)<F25> (5)<F27>                1,084,780
      60,000    Repadre Capital Corporation**<F21>(3)<F25>             140,533
     800,000    Rio Narcea Gold Mines Ltd.**<F21>(3)<F25>              339,305
   4,000,000    South American Gold and
                  Copper Company Limited
                  (Acquired 6/15/2001,
                  Cost $145,000)**<F21>(2)<F24>(3)<F25>(4)<F26>r<F22>  136,000
     238,600    Southwestern Resources Corp.**<F21>(3)<F25>            409,700
     762,025    Starfield Resources Inc.
                  (Acquired 6/22/2001,
                  Cost $296,190)**<F21>(2)<F24>(3)<F25>(4)<F26>r<F22>  147,610
   1,333,333    Sultan Minerals Inc.
                  (Acquired 8/13/2001,
                  Cost $128,333)**<F21>(2)<F24>(3)<F25>(4)<F26>r<F22>  128,333
      80,480    TVX Gold Inc.**<F21>(3)<F25>                            39,435
     835,000    Xenolix Technologies, Inc.**<F21>                      108,550
   1,000,000    Xenolix Technologies, Inc.
                  (Acquired 3/07/2000,
                  Cost $749,600)**<F21>(2)<F24>(4)<F26>r<F22>          123,500
   1,000,000    Xenolix Technologies, Inc.
                  (Acquired 3/30/2001,
                  Cost $449,200)**<F21>(2)<F24>(4)<F26>r<F22>          110,500
                                                                  ------------
                                                                    15,979,324
                                                                  ------------

                CHEMICALS -- 0.0%*<F20>
      89,250    Pioneer Companies, Inc. - Class A**<F21>                   893
                                                                  ------------

                CONSUMER -- 0.1%*<F20>
       9,000    Amazon.com, Inc.**<F21>(1)<F23> (5)<F27>                53,730
      30,000    Enesco Group, Inc.**<F21>                              124,500
                                                                  ------------
                                                                       178,230
                                                                  ------------

                FINANCE -- 0.0%*<F20>
       4,000    Credit Acceptance
                  Corporation**<F21>(1)<F23> (5)<F27>                   34,960
                                                                  ------------

                HEALTH CARE -- 5.6%*<F20>
       5,300    Amylin Pharmaceuticals, Inc.**<F21>(1)<F23> (5)<F27>    29,309
      96,500    AP Pharma, Inc.**<F21>                                 164,050
     139,802    Avigen, Inc.**<F21>                                  1,916,685
       8,925    Avigen, Inc.
                  (Acquired 11/11/1999,
                  Cost $199,697)**<F21>(2)<F24> (4)<F26> r<F22>        116,244
      40,000    Bentley Pharmaceuticals, Inc.**<F21>                   255,600
   2,187,931    Cardima, Inc.
                  (Acquired 5/02/2001,
                  Cost $1,159,603)**<F21>(2)<F24> (4)<F26> r<F22>    2,808,209
     236,100    Genelabs Technologies, Inc.**<F21>                     436,785
      77,500    Generex Biotechnology
                  Corporation**<F21>(3)<F25>                           279,775
      90,000    Imatron Inc.**<F21>                                    160,200
     269,180    InSite Vision Incorporated**<F21>                      323,016
     143,712    InSite Vision Incorporated
                  (Acquired 4/28/2000,
                  Cost $599,947)**<F21>(2)<F24> (4)<F26> r<F22>        163,832
     450,500    Neurobiological
                  Technologies, Inc.**<F21>                          1,351,500
     303,099    NexMed, Inc.**<F21>                                    748,655
      81,900    Penwest Pharmaceuticals Co.**<F21>                   1,411,137
      50,000    TriPath Imaging, Inc.**<F21>                           215,000
                                                                  ------------
                                                                    10,379,997
                                                                  ------------

                MACHINERY -- 0.2%*<F20>
      91,400    Lancer Corporation**<F21>                              370,170
                                                                  ------------

                OIL -- 0.3%*<F20>
      69,500    Greka Energy Corporation**<F21>                        594,225
      16,756    KCS Energy, Inc.**<F21>                                 59,149
                                                                  ------------
                                                                       653,374
                                                                  ------------

                STEEL -- 0.0%*<F20>
     108,000    The LTV Corporation**<F21>                              14,040
                                                                  ------------

                TECHNOLOGY -- 2.1%*<F20>
      13,000    Actel Corporation**<F21>(1)<F23> (5)<F27>              230,880
      14,000    Applied Micro Circuits
                  Corporation**<F21>(1)<F23> (5)<F27>                   97,860
   2,214,200    Aura Systems, Inc.**<F21>                            1,040,674
   2,600,000    Aura Systems, Inc.
                  (Acquired 12/08/1999,
                  Cost $702,000)**<F21>(2)<F24> (4)<F26> r<F22>      1,160,900
       5,000    Intel Corporation(1)<F23> (5)<F27>                     102,200
       2,000    International Business
                  Machines Corporation(1)<F23> (5)<F27>                184,600
         845    Junum Inc.**<F21>                                        1,462
         300    Junum Inc.
                  (Acquired 2/19/1998,
                  Cost $87,000)**<F21>(2)<F24> (4)<F26> r<F22>             441
       2,000    Maxim Integrated
                  Products, Inc.**<F21>(1)<F23> (5)<F27>                69,880
       4,000    Micron Technology, Inc.**<F21>(1)<F23> (5)<F27>         75,320
       3,000    ONI Systems Corp.**<F21>(1)<F23> (5)<F27>               12,090
      26,000    Rambus Inc.**<F21>(1)<F23> (5)<F27>                    191,360
      32,000    RF Micro Devices, Inc.**<F21>(1)<F23> (5)<F27>         531,200
       3,000    VeriSign, Inc.**<F21>                                  125,700
                                                                  ------------
                                                                     3,824,567
                                                                  ------------

                TELECOMMUNICATIONS -- 0.1%*<F20>
      13,000    CIENA Corporation**<F21>(1)<F23> (5)<F27>              133,770
       5,000    Nokia Oyj - ADR(1)<F23> (3)<F25> (5)<F27>               78,250
                                                                  ------------
                                                                       212,020
                                                                  ------------

                TEXTILE -- 0.6%*<F20>
     623,000    Cone Mills Corporation**<F21>                          928,270
      46,000    DHB Capital Group Inc.**<F21>                          138,000
                                                                  ------------
                                                                     1,066,270
                                                                  ------------

                TRANSPORTATION -- 0.3%*<F20>
         250    Crowley Maritime Corporation**<F21>                    316,875
      10,000    TPG NV - ADR(3)<F25>                                   189,000
                                                                  ------------
                                                                       505,875
                                                                  ------------

                UNIT INVESTMENT TRUST -- 0.2%*<F20>
      10,000    Nasdaq-100 Index Tracking Stock                        289,800
                                                                  ------------

                UTILITIES -- 0.0%*<F20>
      25,000    NewPower Holdings, Inc.**<F21>                          77,000
                                                                  ------------
                TOTAL COMMON STOCKS
                  (Cost $50,998,265)                                35,990,520
                                                                  ------------

CONTRACTS (100 SHARES PER CONTRACT)
-----------------------------------
                CALL OPTIONS
                  PURCHASED -- 1.0%*<F20>
         350    Agnico-Eagle Mines Limited
                  Expiration November 2001
                  Exercise Price $7.50                                 106,750
       1,050    AngloGold Limited
                  Expiration October 2001
                  Exercise Price $20.00                                 28,875
                ASA Limited:
       1,000      Expiration November 2001
                  Exercise Price $20.00                                 90,000
         500      Expiration November 2001
                  Exercise Price $25.00                                  8,750
         800      Expiration January 2002
                  Exercise Price $20.00                                118,000
       1,000      Expiration January 2002
                  Exercise Price $25.00                                 52,500
         300      Expiration February 2002
                  Exercise Price $15.00                                129,000
         700      Expiration January 2003
                  Exercise Price $20.00                                224,000
                Avigen, Inc.:
         200      Expiration November 2001
                  Exercise Price $22.50                                  3,500
         400      Expiration February 2002
                  Exercise Price $17.50                                 66,000
                Exxon Mobil Corporation:
         400      Expiration January 2002
                  Exercise Price $37.50                                142,000
         300      Expiration January 2002
                  Exercise Price $40.00                                 64,500
         650    Gold 100 Ounce Futures
                  Expiration November 2001
                  Exercise Price $290.00(4)<F26>                       747,500
         400    Newmont Mining Corporation
                  Expiration December 2001
                  Exercise Price $25.00                                 77,000
                                                                  ------------
                TOTAL CALL
                  OPTIONS PURCHASED
                  (Cost $1,722,419)                                  1,858,375
                                                                  ------------

                PUT OPTIONS
                  PURCHASED -- 7.3%*<F20>
         150    Altera Corporation
                  Expiration December 2001
                  Exercise Price $25.00                                135,750
         200    Ambac Financial Group, Inc.
                  Expiration November 2001
                  Exercise Price $55.00                                 74,000
         500    Amdocs Limited
                  Expiration October 2001
                  Exercise Price $30.00                                205,000
         400    American International Group, Inc.
                  Expiration November 2001
                  Exercise Price $70.00                                 45,000
         100    American Standard Companies Inc.
                  Expiration October 2001
                  Exercise Price $65.00                                100,500
          50    The AMEX Biotechnology Index
                  Expiration November 2001
                  Exercise Price $420.00                               101,000
         100    AMEX Securities Broker/Dealer Index
                  Expiration December 2001
                  Exercise Price $320.00                               120,000
         750    Andrew Corporation
                  Expiration October 2001
                  Exercise Price $15.00                                 16,875
         100    AOL Time Warner Inc.
                  Expiration January 2002
                  Exercise Price $30.00                                 25,000
                Applied Materials, Inc.:
         150      Expiration January 2002
                  Exercise Price $35.00                                130,500
         100      Expiration January 2002
                  Exercise Price $40.00                                126,000
         200    Avon Products, Inc.
                  Expiration October 2001
                  Exercise Price $45.00                                 22,000
         100    Bank of America Corporation
                  Expiration November 2001
                  Exercise Price $55.00                                 18,750
                Bed Bath & Beyond Inc.:
         100      Expiration October 2001
                  Exercise Price $27.50                                 25,500
         200      Expiration November 2001
                  Exercise Price $22.50                                 20,500
                BellSouth Corporation:
         400      Expiration October 2001
                  Exercise Price $40.00                                 27,000
         400      Expiration January 2002
                  Exercise Price $35.00                                 29,000
                Broadband HOLDRs Trust:
         100      Expiration October 2001
                  Exercise Price $17.50                                 34,000
         400      Expiration November 2001
                  Exercise Price $15.00                                 69,000
         500    Broadwing Inc.
                  Expiration October 2001
                  Exercise Price $17.50                                103,750
         100    Brooks Automation, Inc.
                  Expiration January 2002
                  Exercise Price $40.00                                146,000
         100    Cabot Microelectronics Corporation
                  Expiration January 2002
                  Exercise Price $60.00                                167,000
         100    Capital One Financial Corporation
                  Expiration October 2001
                  Exercise Price $50.00                                 50,000
         200    Celestica Inc.
                  Expiration October 2001
                  Exercise Price $25.00                                 34,000
          20    Cell Therapeutics, Inc.
                  Expiration October 2001
                  Exercise Price $20.00                                  1,550
                Cerus Corporation:
         250      Expiration October 2001
                  Exercise Price $45.00                                 73,750
         200      Expiration January 2002
                  Exercise Price $50.00                                178,000
         200    Chiron Corporation
                  Expiration October 2001
                  Exercise Price $40.00                                 14,500
          75    Clear Channel Communications, Inc.
                  Expiration October 2001
                  Exercise Price $55.00                                114,375
         250    Countrywide Credit Industries, Inc.
                  Expiration January 2002
                  Exercise Price $35.00                                 25,625
                Cox Communications, Inc. - Class A:
         300      Expiration December 2001
                  Exercise Price $35.00                                 15,750
         200      Expiration December 2001
                  Exercise Price $40.00                                 33,500
                Credence Systems Corporation:
         240      Expiration November 2001
                  Exercise Price $15.00                                 81,600
         150      Expiration November 2001
                  Exercise Price $20.00                                120,750
         400    Crescent Real Estate Equities Company
                  Expiration January 2002
                  Exercise Price $25.00                                168,000
                Cytyc Corporation:
         200      Expiration October 2001
                  Exercise Price $25.00                                 13,500
         200      Expiration November 2001
                  Exercise Price $22.50                                 15,500
         300    Dell Computer Corporation
                  Expiration November 2001
                  Exercise Price $20.00                                 82,500
          50    Diebold, Incorporated
                  Expiration October 2001
                  Exercise Price $30.00                                    625
                Dow Jones Industrial Average:
         500      Expiration November 2001
                  Exercise Price $82.00                                 82,500
         200      Expiration November 2001
                  Exercise Price $88.00                                 70,000
         400    Emerson Electric Co.
                  Expiration December 2001
                  Exercise Price $45.00                                120,000
         250    Enron Corp.
                  Expiration November 2001
                  Exercise Price $22.50                                 26,250
                Equity Office Properties Trust:
         100      Expiration January 2002
                  Exercise Price $25.00                                  1,250
         600      Expiration January 2002
                  Exercise Price $30.00                                 58,500
         100    Ethan Allen Interiors Inc.
                  Expiration October 2001
                  Exercise Price $35.00                                 73,500
                Fannie Mae:
         200      Expiration December 2001
                  Exercise Price $70.00                                 35,000
         350      Expiration December 2001
                  Exercise Price $75.00                                 99,750
         300    FleetBoston Financial Corporation
                  Expiration October 2001
                  Exercise Price $35.00                                 21,000
                Flextronics International Ltd.:
         200      Expiration November 2001
                  Exercise Price $15.00                                 22,500
         200      Expiration November 2001
                  Exercise Price $17.50                                 47,000
         100    Freddie Mac
                  Expiration January 2002
                  Exercise Price $65.00                                 45,000
         500    General Electric Company
                  Expiration October 2001
                  Exercise Price $40.00                                167,500
         200    Harley-Davidson, Inc.
                  Expiration November 2001
                  Exercise Price $45.00                                117,000
         350    Household International, Inc.
                  Expiration January 2002
                  Exercise Price $50.00                                 90,125
         100    Illinois Tool Works Inc.
                  Expiration October 2001
                  Exercise Price $60.00                                 63,500
          20    ImClone Systems Incorporated
                  Expiration November 2001
                  Exercise Price $45.00                                  3,800
         150    Inhale Therapeutic Systems, Inc.
                  Expiration November 2001
                  Exercise Price $17.50                                 71,250
                Integrated Device Technology, Inc.:
         300      Expiration November 2001
                  Exercise Price $25.00                                181,500
         100      Expiration November 2001
                  Exercise Price $35.00                                152,000
                International Business
                  Machines Corporation:
         200      Expiration October 2001
                  Exercise Price $90.00                                 56,000
         150      Expiration October 2001
                  Exercise Price $100.00                               130,500
         200      Expiration January 2002
                  Exercise Price $90.00                                143,000
         100      Expiration January 2002
                  Exercise Price $95.00                                 93,500
         200    Internet Architecture
                  HOLDRs Trust
                  Expiration November 2001
                  Exercise Price $30.00                                 72,000
         150    Intersil Corporation - Class A
                  Expiration October 2001
                  Exercise Price $30.00                                 63,750
          20    Iron Mountain Incorporated
                  Expiration October 2001
                  Exercise Price $40.00                                  1,700
         200    Jabil Circuit, Inc.
                  Expiration October 2001
                  Exercise Price $17.50                                 31,000
                Johnson Controls, Inc.:
         100      Expiration October 2001
                  Exercise Price $60.00                                  7,750
         100      Expiration October 2001
                  Exercise Price $70.00                                 55,500
         500    KB HOME
                  Expiration October 2001
                  Exercise Price $30.00                                123,750
                KLA-Tencor Corporation:
         200      Expiration December 2001
                  Exercise Price $40.00                                214,000
         100      Expiration January 2002
                  Exercise Price $50.00                                192,000
                Kohl's Corporation:
         100      Expiration October 2001
                  Exercise Price $45.00                                 13,250
         200      Expiration January 2002
                  Exercise Price $50.00                                123,000
         100    Lamar Advertising Company
                  Expiration October 2001
                  Exercise Price $40.00                                 97,500
         100    Lear Corporation
                  Expiration October 2001
                  Exercise Price $35.00                                 80,500
         200    Lennar Corporation
                  Expiration November 2001
                  Exercise Price $40.00                                113,000
         100    Lexmark International, Inc.
                  Expiration October 2001
                  Exercise Price $45.00                                 31,000
                Linear Technology Corporation:
         300      Expiration November 2001
                  Exercise Price $35.00                                154,500
         100      Expiration November 2001
                  Exercise Price $40.00                                 86,500
         600    Lowe's Companies, Inc.
                  Expiration October 2001
                  Exercise Price $35.00                                234,000
         200    LTX Corporation
                  Expiration November 2001
                  Exercise Price $17.50                                 92,000
         700    Market 2000+ HOLDRs Trust
                  Expiration October 2001
                  Exercise Price $60.00                                234,500
         400    Maxim Integrated Products, Inc.
                  Expiration November 2001
                  Exercise Price $40.00                                294,000
                MBIA, Inc.:
          20      Expiration November 2001
                  Exercise Price $40.00                                  1,550
         250      Expiration November 2001
                  Exercise Price $45.00                                 48,125
          20      Expiration November 2001
                  Exercise Price $50.00                                  7,200
                MGIC Investment Corporation:
         100      Expiration December 2001
                  Exercise Price $65.00                                 40,000
          20      Expiration January 2002
                  Exercise Price $60.00                                  5,200
         200    Micrel, Incorporated
                  Expiration November 2001
                  Exercise Price $25.00                                117,000
         200    Microsemi Corporation
                  Expiration October 2001
                  Exercise Price $25.00                                 50,000
                Millipore Corporation:
         200      Expiration October 2001
                  Exercise Price $60.00                                141,000
          20      Expiration January 2002
                  Exercise Price $50.00                                  7,400
         200    Molex Incorporated
                  Expiration November 2001
                  Exercise Price $30.00                                 62,000
          75    The Morgan Stanley Consumer Index
                  Expiration November 2001
                  Exercise Price $500.00                                50,625
         700    Motorola, Inc.
                  Expiration October 2001
                  Exercise Price $15.00                                 61,250
                Nasdaq-100 Index Tracking Stock:
         300      Expiration December 2001
                  Exercise Price $25.00                                 35,250
         400      Expiration December 2001
                  Exercise Price $26.00                                 60,000
         300      Expiration December 2001
                  Exercise Price $27.00                                 54,750
         600      Expiration December 2001
                  Exercise Price $29.00                                160,500
         400      Expiration December 2001
                  Exercise Price $33.00                                206,000
                Novellus Systems, Inc.:
         100      Expiration December 2001
                  Exercise Price $40.00                                125,500
         100      Expiration December 2001
                  Exercise Price $45.00                                169,500
         100    Papa John's International, Inc.
                  Expiration October 2001
                  Exercise Price $25.00                                  6,250
          50    The Philadelphia Wireless
                  Telecom Index
                  Expiration November 2001
                  Exercise Price $85.00                                 39,750
          50    The PHLX/KBW Bank Index
                  Expiration November 2001
                  Exercise Price $750.00                                83,500
          25    The PMI Group, Inc.
                  Expiration December 2001
                  Exercise Price $55.00                                  3,750
                Polaris Industries Inc.:
         120      Expiration October 2001
                  Exercise Price $50.00                                140,400
          40      Expiration December 2001
                  Exercise Price $45.00                                 30,600
                Providian Financial Corporation:
         300      Expiration October 2001
                  Exercise Price $25.00                                153,000
         250      Expiration December 2001
                  Exercise Price $20.00                                 75,000
         500    QUALCOMM Inc.
                  Expiration November 2001
                  Exercise Price $45.00                                195,000
                Sanmina Corporation:
         300      Expiration October 2001
                  Exercise Price $12.50                                 21,750
         200      Expiration October 2001
                  Exercise Price $15.00                                 43,500
         100    Sears, Roebuck and Co.
                  Expiration October 2001
                  Exercise Price $45.00                                105,000
                Semiconductor HOLDRs Trust:
       1,500      Expiration November 2001
                  Exercise Price $35.00                                960,000
       1,050      Expiration November 2001
                  Exercise Price $40.00                              1,113,000
         200    Silicon Valley Bancshares
                  Expiration November 2001
                  Exercise Price $22.50                                 60,000
                Software HOLDRs Trust:
         200      Expiration November 2001
                  Exercise Price $30.00                                 44,000
         400      Expiration November 2001
                  Exercise Price $35.00                                204,000
         250      Expiration November 2001
                  Exercise Price $40.00                                231,250
         180    The Standard & Poor's 100 Index
                  Expiration October 2001
                  Exercise Price $500.00                               108,000
         200    SunTrust Banks, Inc.
                  Expiration October 2001
                  Exercise Price $65.00                                 23,500
                Telefonos de Mexico
                  SA de CV - ADR:
         200      Expiration October 2001
                  Exercise Price $35.00                                 59,500
         600      Expiration November 2001
                  Exercise Price $30.00                                 49,500
                Teradyne, Inc.:
         300      Expiration January 2002
                  Exercise Price $25.00                                207,000
         100      Expiration January 2002
                  Exercise Price $30.00                                110,000
         200    Terex Corporation
                  Expiration October 2001
                  Exercise Price $20.00                                 46,000
         100    Texas Instruments Incorporated
                  Expiration January 2002
                  Exercise Price $32.50                                 89,500
         600    TriQuint Semiconductor, Inc.
                  Expiration October 2001
                  Exercise Price $17.50                                180,000
         200    TRW Inc.
                  Expiration October 2001
                  Exercise Price $35.00                                109,000
                Tyco International Ltd.:
         200      Expiration October 2001
                  Exercise Price $42.50                                 14,000
         300      Expiration October 2001
                  Exercise Price $47.50                                 79,500
         100    United Technologies Corporation
                  Expiration October 2001
                  Exercise Price $45.00                                 13,000
         100    Varian Semiconductor Equipment
                  Associates, Inc.
                  Expiration November 2001
                  Exercise Price $35.00                                 98,500
         600    VeriSign, Inc.
                  Expiration October 2001
                  Exercise Price $35.00                                 61,500
         450    Washington Mutual, Inc.
                  Expiration October 2001
                  Exercise Price $33.375                                12,375
         100    Wells Fargo & Company
                  Expiration October 2001
                  Exercise Price $45.00                                 15,750
                Whole Foods Market, Inc.:
         200      Expiration November 2001
                  Exercise Price $30.00                                 28,500
         200      Expiration November 2001
                  Exercise Price $32.50                                 52,000
         200    Williams-Sonoma, Inc.
                  Expiration November 2001
                  Exercise Price $30.00                                141,000
         200    York International Corporation
                  Expiration October 2001
                  Exercise Price $35.00                                127,000
                                                                  ------------
                TOTAL PUT
                  OPTIONS PURCHASED
                  (Cost $8,020,194)                                 13,590,500
                                                                  ------------

   SHARES
   ------
                PREFERRED STOCK -- 1.5%*<F20>
      57,000    Freeport-McMoRan
                  Copper & Gold, Inc.**<F21>                         1,028,850
      28,200    Freeport-McMoRan Copper
                  & Gold, Inc. - Series Gold**<F21>                    665,520
     109,900    Freeport-McMoRan Copper &
                  Gold, Inc. - Series Silver**<F21>                    917,665
         200    KCS Energy, Inc.
                  (Acquired 2/20/2001,
                  Cost $200,000)**<F21>(4)<F26> r<F22>                 200,000
                                                                  ------------
                TOTAL PREFERRED
                  STOCK PURCHASED
                  (Cost $3,202,487)                                  2,812,035
                                                                  ------------

                WARRANTS -- 0.5%*<F20>
      12,500    Apex Silver Mines Limited
                  Expiration February 2004
                  Exercise Price $18.00
                  (Acquired 11/03/1999, Cost $13)(4)<F26> r<F22>            13
       1,785    Avigen, Inc.
                  Expiration November 2004
                  Exercise Price $27.96
                  (Acquired 11/11/1999, Cost $223)(4)<F26> r<F22>            2
     382,850    Candente Resource Corp.
                  Expiration November 2001
                  Exercise Price $0.60 CN
                  (Acquired 5/14/2001, Cost $3,829)(4)<F26> r<F22>       2,060
   1,093,966    Cardima, Inc.
                  Expiration May 2005
                  Exercise Price $0.87
                  (Acquired 5/02/2001,
                  Cost $109,397)(4)<F26> r<F22>                        595,118
     800,000    Golden Goliath Resources Ltd.
                  Expiration October 2002
                  Exercise Price $0.75 CN
                  (Acquired 10/06/2000,
                  Cost $5,322)(4)<F26> r<F22>                           73,178
      50,299    InSite Vision Incorporated
                  Expiration April 2004
                  Exercise Price $5.6363
                  (Acquired 4/28/2000, Cost $50)(4)<F26> r<F22>             50
     125,000    Metalline Mining Co. Inc.
                  Expiration June 2006
                  Exercise Price $5.00
                  (Acquired 6/29/2001, Cost $1,250)(4)<F26> r<F22>       1,250
     335,755    Minefinders Corporation Ltd.
                  Expiration September 2002
                  Exercise Price $1.00 CN
                  (Acquired 1/05/2001,
                  Cost $166,425)(4)<F26> r<F22>                         72,265
     202,909    Minefinders Corporation Ltd.
                  Expiration September 2002
                  Exercise Price $1.35 CN
                  (Acquired 9/27/2000,
                  Cost $20,291)(4)<F26> r<F22>                          12,845
     133,896    Minefinders Corporation Ltd.
                  Expiration July 2003
                  Exercise Price $1.40 CN
                  (Acquired 6/22/2001, Cost $1,339)(4)<F26> r<F22>       8,476
      87,500    Neurobiological Technologies, Inc.
                  Expiration November 2004
                  Exercise Price $1.375
                  (Acquired 11/05/1999, Cost $88)(4)<F26> r<F22>       109,375
   2,000,000    South American Gold and
                  Copper Company Limited
                  Expiration December 2002
                  Exercise Price $0.085
                  (Acquired 6/15/2001,
                  Cost $20,000)(4)<F26> r<F22>                          20,000
     381,013    Starfield Resources Inc.
                  Expiration  June 2002
                  Exercise Price $0.75 CN
                  (Acquired 6/22/2001, Cost $3,810)(4)<F26> r<F22>       2,412
     666,667    Sultan Minerals Inc.
                  Expiration  August 2003
                  Exercise Price $0.25 CN
                  (Acquired 8/13/2001,
                  Cost $6,667)(4)<F26> r<F22>                            6,667
     800,000    Xenolix Technologies, Inc.
                  Expiration March 2003
                  Exercise Price $2.00
                  (Acquired 3/30/2001,
                  Cost $800)(4)<F26> r<F22>                                800
                                                                  ------------
                TOTAL WARRANTS
                  PURCHASED
                  (Cost $339,504)                                      904,511
                                                                  ------------

  PRINCIPAL
   AMOUNT
   ------
                CONVERTIBLE DEBENTURES -- 0.2%*<F20>
 $   300,000    Golden Phoenix Mineral, Inc.
                  (Acquired 1/14/00,
                  Cost $300,000)(4)<F26> r<F22>                        336,000
                                                                  ------------

                CORPORATE NOTES -- 0.3%*<F20>
     250,000    Coronation Mining Loan
                  10.00%, 1/19/2005(5)<F27>                            250,000
     250,000    Itronics Inc.
                  12.00%, 5/14/2004
                  (Acquired 5/14/2001,
                  Cost $250,000)(4)<F26> r<F22>                        250,000
                                                                  ------------
                TOTAL CORPORATE NOTES
                (Cost $500,000)                                        500,000
                                                                  ------------

                U.S. TREASURY
                  OBLIGATIONS -- 49.1%*<F20>

                U.S. Treasury Notes:
  28,314,000    4.625%, 2/28/2003(5)<F27>                           29,081,706
  12,200,000    4.250%, 3/31/2003(5)<F27>                           12,478,428
  12,300,000    4.250%, 5/31/2003(5)<F27>                           12,602,887
  13,600,000    3.875%, 6/30/2003(5)<F27>                           13,853,803
   4,800,000    3.875%, 7/31/2003(5)<F27>                            4,890,173
  17,700,000    3.625%, 8/31/2003(5)<F27>                           17,961,358
                                                                  ------------
                TOTAL U.S. TREASURY
                  NOTES (Cost $89,317,932)                          90,868,355
                                                                  ------------

                FOREIGN TREASURY
                  OBLIGATIONS -- 0.3%*<F20>

                FRANCE
                French Treasury Notes:
      71,000    5.50%, 10/12/2001                                       64,685
      72,000    4.00%, 1/12/2002                                        65,601
                                                                  ------------
                                                                       130,286
                                                                  ------------

                GERMANY
                Bundesschatzanweisungen:
      72,000    4.00%, 12/14/2001                                       65,604
      25,000    5.00%, 9/13/2002                                        23,085
                                                                  ------------
                                                                        88,689
                                                                  ------------

                SWITZERLAND
                Swiss Government Bonds:
     120,000    5.50%, 10/07/2001                                       74,272
     125,000    6.50%, 2/05/2002                                        78,414
     120,000    4.50%, 7/08/2002                                        75,496
                                                                  ------------
                                                                       228,182
                                                                  ------------

                UNITED KINGDOM
      50,000    United Kingdom Treasury
                7.00%, 6/07/2002                                        74,801
                                                                  ------------
                TOTAL FOREIGN
                  TREASURY OBLIGATIONS
                  (Cost $521,999)                                      521,958
                                                                  ------------
   SHARES
   ------
                SHORT TERM
                  INVESTMENTS -- 0.4%*<F20>

                MUTUAL FUNDS
     658,844    First American Treasury
                  Obligations Fund                                     658,844
                                                                  ------------
                TOTAL SHORT-TERM
                  INVESTMENTS
                  (Cost $658,844)                                      658,844
                                                                  ------------
                TOTAL INVESTMENTS
                  (Cost $155,581,644)
                  (see note 1)                                    $148,041,098
                                                                  ------------
                                                                  ------------

NOTES TO SCHEDULE OF INVESTMENTS
--------------------------------
CN - Canadian Dollars
ADR - American Depository Receipt
  *<F20>  Calculated as a percentage of net assets.
 **<F21>  Non-income producing security.
  R<F22>  Restricted security.
(1)<F23> Shares are held to cover all or a portion of a corresponding short position.
(2)<F24>  Private placement issue (trades at a discount to market value).
(3)<F25>  Foreign security.
(4)<F26>  Fair valued security.
(5)<F27> All or a portion of the securities have been committed as collateral for open short positions.
(6)<F28> Holding entitles Fund to 525,738 voting rights for Maxam Gold Corporation Preferred and 52,574 voting rights for MCM Custom Milling Corporation.

                     See notes to the financial statements.

PRUDENT BEAR FUND
SCHEDULE OF SECURITIES SOLD SHORT
SEPTEMBER 30, 2001

  SHARES                                                              VALUE
  ------                                                              -----
  13,000     Actel Corporation                                     $   230,880
  14,200     Adept Technology, Inc.                                     42,742
  14,000     ADTRAN, Inc.                                              267,400
  17,500     Advanced Energy Industries, Inc.                          291,025
  10,000     Alcatel SA                                                116,000
  10,000     Alkermes, Inc.                                            195,800
  20,000     Allegiance Telecom, Inc.                                   60,200
  24,000     Altera Corporation                                        393,120
  72,000     Amazon.com, Inc.                                          429,840
   6,000     Ambac Financial Group, Inc.                               328,260
  30,000     Amdocs Limited                                            799,500
  15,000     American Express Company                                  435,900
   6,000     American International Group, Inc.                        468,000
  15,000     American Standard Companies Inc.                          825,000
  45,000     American Tower Corporation - Class A                      625,050
   8,000     AmeriCredit Corp.                                         252,960
  15,000     AmSouth Bancorporation                                    271,050
 160,000     Amylin Pharmaceuticals, Inc.                              884,800
  27,000     Andrew Corporation                                        490,860
  11,000     AOL Time Warner Inc.                                      364,100
  29,000     Applied Materials, Inc.                                   824,760
  49,000     Applied Micro Circuits Corporation                        342,510
  41,002     Avigen, Inc.                                              562,137
  29,000     Aviron                                                    721,810
  15,000     Bank of America Corporation                               876,000
  15,000     The Bank of New York Company, Inc.                        525,000
  26,000     Bank of Nova Scotia                                       763,360
   7,000     Bank One Corporation                                      220,290
  15,000     BEA Systems, Inc.                                         143,850
  31,000     Bed Bath & Beyond Inc.                                    789,260
  18,000     Best Buy Co., Inc.                                        818,100
  15,000     BorgWarner, Inc.                                          604,500
  34,000     Broadwing Inc.                                            546,720
  30,000     Brocade Communications Systems, Inc.                      420,900
  13,000     Brooks Automation, Inc.                                   345,670
  50,000     Brunswick Corporation                                     823,500
   8,000     Cabot Microelectronics Corporation                        386,480
   6,000     Capital One Financial Corporation                         275,310
  15,000     Capstone Turbine Corporation                               90,600
  32,000     Celestica Inc.                                            873,600
  20,099     Cell Therapeutics, Inc.                                   483,381
  40,000     Centillium Communications, Inc.                           242,400
  21,000     Cerus Corporation                                         992,250
  24,000     Check Point Software Technologies Ltd.                    528,480
  45,000     CIENA Corporation                                         463,050
  15,000     Citigroup Inc.                                            607,500
  14,000     Citrix Systems, Inc.                                      277,200
  10,000     Clear Channel Communications, Inc.                        397,500
   7,000     Comerica Incorporated                                     387,800
  22,000     Comverse Technology, Inc.                                 450,560
  25,000     Conexant Systems, Inc.                                    207,500
  20,000     Conseco, Inc.                                             145,200
  10,000     Corning Incorporated                                       88,200
  41,000     Credence Systems Corporation                              494,050
  18,000     Credit Acceptance Corporation                             157,320
  40,000     Crown Castle International Corp.                          360,000
  16,500     Cymer, Inc.                                               276,375
  40,000     Cytyc Corporation                                       1,072,400
  37,000     Dell Computer Corporation                                 685,610
   2,000     DHB Capital Group Inc.                                      6,000
  65,000     DIAMONDs Trust, Series I                                5,746,000
  12,000     eBay Inc.                                                 549,000
   4,000     Elantec Semiconductor, Inc.                                91,800
   5,000     Emerson Electric Co.                                      235,300
  35,000     Enron Corp.                                               953,050
  28,000     Ethan Allen Interiors Inc.                                770,000
  17,000     Exult Inc.                                                198,730
  15,000     F5 Networks, Inc.                                         139,200
   6,000     Fannie Mae                                                480,360
  16,000     Freddie Mac                                             1,040,000
   4,000     FleetBoston Financial Corporation                         147,000
  45,000     Fleetwood Enterprises, Inc.                               503,100
  30,000     Flextronics International Ltd.                            496,200
  30,000     Foundry Networks, Inc.                                    181,500
   3,000     Franklin Resources, Inc.                                  104,010
  12,000     Gateway, Inc.                                              65,400
  25,000     GATX Corporation                                          841,000
   3,000     General Electric Company                                  111,600
  21,000     Genesis Microchip Incorporated                            590,940
  20,000     Gentex Corporation                                        477,800
  17,000     Harley-Davidson, Inc.                                     688,500
  15,000     Harmonic Inc.                                             121,500
  92,100     Hollywood Casino Corporation - Class A                    621,675
  10,000     Household International, Inc.                             563,800
  30,000     Ibis Technology Corporation                               133,500
   5,000     IDEC Pharmaceuticals Corporation                          247,850
  13,000     Illinois Tool Works Inc.                                  703,430
   5,000     ImClone Systems Incorporated                              282,750
  23,000     Inhale Therapeutic Systems, Inc.                          305,900
  39,000     Intel Corporation                                         797,160
  18,000     International Business
               Machines Corporation                                  1,661,400
  15,000     Internet Security Systems, Inc.                           136,650
   9,000     Intersil Corporation - Class A                            251,280
  11,000     IONA Technologies PLC - ADR                                85,580
  30,000     Jabil Circuit, Inc.                                       537,000
  15,000     Johnson Controls, Inc.                                    978,600
  15,000     J.P. Morgan Chase & Co.                                   512,250
  25,000     Juniper Networks, Inc.                                    242,500
  26,000     KLA-Tencor Corporation                                    821,080
  15,000     Kohl's Corporation                                        720,000
  85,000     Leap Wireless International, Inc.                       1,334,500
  20,000     Lear Corporation                                          540,400
  14,000     Lexmark International, Inc.                               625,940
  24,000     Linear Technology Corporation                             787,200
  15,000     MBIA, Inc.                                                750,000
  12,000     MBNA Corporation                                          363,480
  10,000     Manugistics Group, Inc.                                    58,200
  25,000     Maxim Integrated Products, Inc.                           873,500
  53,504     The Medicines Company                                     323,699
  17,000     Mercury Interactive Corporation                           323,680
  25,000     MetaSolv, Inc.                                            150,000
  37,000     Metris Companies Inc.                                     915,750
  14,000     MGIC Investment Corporation                               914,760
  26,000     Micrel, Incorporated                                      518,440
  23,000     Micromuse Inc.                                            130,640
  32,000     Micron Technology, Inc.                                   602,560
   8,000     Microsemi Corporation                                     208,400
  18,000     Microsoft Corporation                                     921,060
  15,000     Microtune, Inc.                                           171,000
  25,000     Monaco Coach Corporation                                  356,250
  15,000     Multilink Technology Corporation                           77,550
  10,000     National City Corporation                                 299,500
  24,000     National Semiconductor Corporation                        529,200
   7,000     Netegrity, Inc.                                            59,990
  20,000     NetIQ Corporation                                         455,400
 226,700     Neurobiological Technologies, Inc.                        680,100
   5,000     Nokia Oyj - ADR                                            78,250
  22,000     Novellus Systems, Inc.                                    628,320
   3,000     ONI Systems Corp.                                          12,090
  15,000     Papa John's International, Inc.                           390,750
  34,000     Pixelworks, Inc.                                          428,400
  39,000     PMC-Sierra, Inc.                                          400,530
  18,000     Polaris Industries Inc.                                   690,840
  12,000     Polycom, Inc.                                             292,440
   5,000     Procom Technology, Inc.                                    16,000
   5,000     Providian Financial Corporation                           100,750
   2,100     PSINet Inc.                                                    57
   7,000     QUALCOMM Inc.                                             332,780
  15,000     Qwest Communications International Inc.                   250,500
  36,000     Rambus Inc.                                               264,960
  14,700     Regions Financial Corporation                             424,242
  20,000     Research In Motion Limited                                321,600
  47,000     RF Micro Devices, Inc.                                    780,200
  10,000     RSA Security Inc.                                         134,600
  15,000     Sage, Inc.                                                228,750
   7,000     SanDisk Corporation                                        69,020
  40,000     Sanmina Corporation                                       543,200
  12,000     SAP AG - ADR                                              311,040
  25,000     SBA Communications Corporation                            333,750
  20,000     SCI Systems, Inc.                                         360,000
  30,000     Sears, Roebuck and Co.                                  1,039,200
  10,000     Siebel Systems, Inc.                                      130,100
  25,000     Silicon Valley Bancshares                                 505,000
  35,000     Solectron Corporation                                     407,750
  25,000     Solutia Inc.                                              310,000
  10,000     Sorrento Networks Corporation                              20,000
  65,000     SPDR Trust Series 1                                     6,788,600
  17,000     SpectraLink Corporation                                   266,050
  18,000     Spectrian Corporation                                     180,000
  30,000     Sports Resorts International, Inc.                        215,700
   8,700     Stellent, Inc.                                            125,280
  20,000     Superior Industries International, Inc.                   664,200
  10,000     Symantec Corporation                                      346,700
  14,000     Synopsys, Inc.                                            561,539
  15,000     Tanox, Inc.                                               221,550
  20,000     Tekelec                                                   263,400
  15,000     Tektronix, Inc.                                           262,350
  20,000     Telefonos de Mexico SA de CV - ADR                        645,800
  33,000     Teradyne, Inc.                                            643,500
   8,000     Terex Corporation                                         142,480
  22,000     Texas Instruments Incorporated                            549,560
  15,000     Time Warner Telecom Inc.                                  108,750
  15,000     The Toronto-Dominion Bank                                 369,300
   3,000     Tricon Global Restaurants, Inc.                           117,660
   8,000     Ultratech Stepper, Inc.                                    95,760
  16,000     United States Cellular Corporation                        792,000
  10,000     United Technologies Corporation                           465,000
  15,000     UTStarcom, Inc.                                           243,750
  23,000     Varian Semiconductor Equipment
               Associates, Inc.                                        594,550
  25,000     VERITAS Software Corporation                              461,000
  20,000     Virata Corporation                                        199,600
  17,000     WebEx Communications, Inc.                                361,080
  12,000     Wells Fargo & Company                                     533,400
  28,000     Western Wireless Corporation - Class A                    945,840
  15,000     Whirlpool Corporation                                     830,250
  28,000     Whole Foods Market, Inc.                                  879,480
  30,000     Williams-Sonoma, Inc.                                     714,300
  65,000     Winstar Communications, Inc.                                4,550
  25,000     Wireless Facilities, Inc.                                 111,750
  25,000     Women First HealthCare, Inc.                              206,250
  38,000     Yahoo! Inc.                                               334,780
  15,000     York International Corporation                            429,600
  10,000     Zygo Corporation                                          103,100
                                                                   -----------
             TOTAL SECURITIES
               SOLD SHORT
               (Proceeds $116,159,497)                             $94,738,792
                                                                   -----------
                                                                   -----------

                     See notes to the financial statements.

PRUDENT SAFE HARBOR FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2001

  SHARES                                                              VALUE
  ------                                                              -----
               COMMON STOCKS -- 16.4%

               AUSTRALIA -- 1.9%
    694,311    Normandy Mining Limited                             $   462,577
                                                                   -----------

               CANADA -- 3.8%
     89,000    Central Fund of Canada
                 Limited - Class A                                     320,400
     41,800    Franco-Nevada Mining
                 Corporation Ltd.                                      609,920
                                                                   -----------
                                                                       930,320
                                                                   -----------

               SOUTH AFRICA -- 10.7%
     31,100    AngloGold Limited - ADR                                 496,356
     44,900    ASA Limited                                             831,997
    150,600    Gold Fields Limited - ADR                               668,664
    113,500    Harmony Gold Mining
                 Company Limited - ADR                                 602,685
                                                                   -----------
                                                                     2,599,702
                                                                   -----------
               TOTAL COMMON STOCK
                 (Cost $3,817,847)                                   3,992,599
                                                                   -----------
 PRINCIPAL
  AMOUNT
  ------
               U.S. TREASURY
                 OBLIGATIONS -- 9.0%

               U.S. Treasury Notes:
    640,000    4.625%, 2/28/2003                                       657,353
  1,500,000    3.875%, 7/31/2003                                     1,528,179
                                                                   -----------
               TOTAL U.S. TREASURIES
                 (Cost $2,150,446)                                   2,185,532
                                                                   -----------

               FOREIGN TREASURY
                 OBLIGATIONS -- 64.7%

               DENMARK -- 4.7%
               Kingdom of Denmark Bonds:
    300,000    8.00%, 11/15/2001                                        36,904
  4,600,000    6.00%, 11/15/2002                                       576,169
  4,250,000    5.00%, 11/15/2003                                       530,514
                                                                   -----------
                                                                     1,143,587
                                                                   -----------

               FRANCE -- 10.8%
               French Treasury Notes:
     50,000    5.50%, 10/12/2001                                        45,553
     48,000    4.00%, 1/12/2002                                         43,734
    290,000    5.00%, 1/12/2003                                        268,916
  2,450,000    4.50%, 7/12/2003                                      2,267,000
                                                                   -----------
                                                                     2,625,203
                                                                   -----------


               GERMANY -- 8.2%
               Bundesschatzanweisungen:
     75,000    4.50%, 3/15/2002                                         68,549
  2,100,000    5.00%, 9/13/2002                                      1,939,138
                                                                   -----------
                                                                     2,007,687
                                                                   -----------

               GREAT BRITAIN -- 2.3%
               Great Britain Treasury Bond
    380,000    7.00%, 6/07/2002                                        568,485
                                                                   -----------

               NORWAY -- 4.7%
               Norwegian Government Bonds:
  5,250,000    9.50%, 10/31/2002                                       609,904
  4,750,000    5.75%, 11/30/2004                                       529,776
                                                                   -----------
                                                                     1,139,680
                                                                   -----------

               SWEDEN -- 4.8%
               Swedish Government Bond
 11,400,000    10.25%, 5/05/2003                                     1,168,718
                                                                   -----------

               SWITZERLAND -- 29.2%
               Swiss Government Bonds:
     80,000    5.50%, 10/07/2001                                        49,515
  1,675,000    6.50%, 2/05/2002                                      1,050,751
  1,010,000    4.50%, 7/08/2002                                        635,428
  3,505,000    6.25%, 1/07/2003                                      2,274,293
  4,665,000    6.75%, 6/11/2003                                      3,093,430
                                                                   -----------
                                                                     7,103,417
                                                                   -----------
               TOTAL FOREIGN
                 TREASURY OBLIGATIONS
                 (Cost $15,483,347)                                 15,756,777
                                                                   -----------

  SHARES
  ------
               SHORT-TERM
                 INVESTMENTS -- 9.9%

               MUTUAL FUNDS
  2,396,761    First American Treasury
                 Obligations Fund                                    2,396,761
                                                                   -----------
               TOTAL SHORT-TERM
                 INVESTMENTS
                 (Cost $2,396,761)                                   2,396,761
                                                                   -----------
               TOTAL INVESTMENTS
                 (Cost $23,848,401) -- 100.0%                       24,331,669
                                                                   -----------
               Other Assets less
                 Liabilities -- 0.0%                                     1,771
                                                                   -----------
               Total Net Assets -- 100.0%                          $24,333,440
                                                                   -----------
                                                                   -----------

ADR - American Depository Receipt

                     See notes to the financial statements.

NOTES TO THE FINANCIAL STATEMENTS
SEPTEMBER 30, 2001

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Prudent Bear Funds, Inc. (the "Company") was incorporated on October 25, 1995, as a Maryland Corporation and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 ("1940 Act"). The Company currently consists of two series: thePrudent Bear Fund and the Prudent Safe Harbor Fund (each a "Fund" and collectively the "Funds"). The investment objectives of the Funds are set forth below.

     The investment objective of the Prudent Bear Fund is capital appreciation, which it seeks to obtain primarily through short sales of equity securities when overall market valuations are high, and through long positions in value-oriented equity securities when overall market valuations are low. The Prudent Bear Fund commenced operations on December 28, 1995.

     The costs incurred by the Prudent Bear Fund in connection with the organization, initial registration and public offering of shares, aggregating $30,100, have been paid by the Adviser. The Prudent Bear Fund has reimbursed the Adviser. These costs have been amortized over the period of benefit.

     The Prudent Bear Fund has issued two classes of shares: No Load and Class C shares. The No Load shares are subject to a 0.25% 12b-1 fee, while the Class C shares are subject to a 1.00% 12b-1 fee, as described in accordance with the Fund's prospectuses. Each class of shares has identical rights and privileges except with respect to 12b-1 fees and voting rights on matters affecting a single class of shares.

     The investment objective of the Prudent Safe Harbor Fund is current income and capital appreciation through investments primarily in liquid securities issued by major industrialized nations, and equity securities of companies that mine gold and gold bullion. The Prudent Safe Harbor Fund commenced operations on February 2, 2000.

     The following is a summary of significant accounting policies consistently followed by the Funds.

     a) Investment Valuation - Common stocks, preferred stocks and securities sold short that are listed on a securities exchange or quoted on the NASDAQ Stock Market are valued at the last quoted sales price on the day the valuation is made. Price information on listed stocks is taken from the exchange where the security is primarily traded. Common stocks and securities sold short which are listed on an exchange or the NASDAQ Stock Market but which are not traded on the valuation date are valued at the average of the current bid and asked price. Unlisted equity securities for which market quotations are readily available are valued at the latest quoted bid price. Debt securities are valued at the latest bid price. Mutual fund investments are valued at the net asset value on the day the valuation is made. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by management in accordance with procedures approved by the Board of Directors. At September 30, 2001, such securities represent 5.7% of net assets, at value, in the Prudent Bear Fund. The Prudent Safe Harbor Fund, at September 30, 2001, had no fair valued security investments. Short-term debt instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

     b) Short Positions - The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of securities sold, but not yet purchased, may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Funds are liable for any dividends paid on securities sold short. The Prudent Bear Fund's receivables from brokers for proceeds on securities sold short are with two major security dealers. The Funds do not require the brokers to maintain collateral in support of these receivables.

     c) Written Option Accounting - The Funds write (sell) put and call options. When the Funds write (sell) an option, an amount equal to the premium received by the Funds is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Funds may become obligated during the term of the option to deliver (with respect to a call option) or purchase (with respect to a put option) the securities underlying the option at the exercise price if the option is exercised. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date the Funds realize a gain. When the Funds enter into a closing purchase transaction, the Funds realize a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. If a call option written by a Fund is exercised, the proceeds of the sale of the underlying security will be increased by the premium originally received and the Fund will realize a gain or loss on the sale of the security. If a put option written by a Fund is exercised, the Fund's basis in the underlying security will be reduced by the premium originally received.

     d) Collateral on Short Sales, Written Options and Futures Contracts - As collateral for short positions, written options and futures contracts, the Funds are required under the 1940 Act to maintain assets consisting of cash or liquid securities. For short positions, this collateral must equal the market value of the securities sold short. For written options, this collateral must equal the market value of the purchase obligation for put options or the market value of the instrument underlying the contract for call options. For futures contracts, this collateral must equal the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract for short futures contracts. All collateral is required to be adjusted daily.

     e) Federal Income Taxes - No provision for federal income taxes has been made since the Funds intend to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute investment company net taxable income and net capital gains to shareholders. Additionally, the Funds intend to make all required distributions to avoid being liable for federal excise taxes.

     f) Purchased Option Accounting - Premiums paid for option contracts purchased are included in the Statement of Assets and Liabilities as an asset. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When option contracts expire or are closed, realized gains or losses are recognized without regard to any unrealized gains or losses on the underlying securities. Put option contracts are held by the Funds for trading purposes and call option contracts are held by the Funds for trading and hedging purposes.

     g) Distributions to Shareholders - Dividends from net investment income are declared and paid annually for the Prudent Bear Fund and quarterly for the Prudent Safe Harbor Fund. Distributions of net realized capital gains, if any, will be declared and paid at least annually for both Funds.

     h) Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     i) Other - Investment and shareholder transactions are recorded on trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Investment income for the Prudent Bear Fund includes $4,130,800 of interest earned on receivables from brokers for proceeds on securities sold short. There was no interest earned on receivables from brokers for proceeds on securities sold short for the Prudent Safe Harbor Fund. Accounting principles generally accepted in the United States of America require that permanent financial reporting and tax differences be reclassified in the capital accounts.

     j) Futures Contracts and Options on Futures Contracts - The Prudent Bear Fund may purchase and sell stock index futures contracts and options on such futures contracts, while the Prudent Safe Harbor Fund may purchase and sell debt futures contracts and options on such futures contracts. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Funds agree to receive from or pay to the futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized gains and losses. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     k) Risks of Options, Futures Contracts and Options onFutures Contracts - The risks inherent in the use of options, futures contracts, and options on futures contracts include: 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract.

     l) Restricted Securities - The Prudent Bear Fund owns investment securities which are unregistered and thus restricted as to resale. These securities are valued by the Fund after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer's financial performance. Where future disposition of these securities requires registration under the Securities Act of 1933, the Fund has the right to include these securities in such registration, generally without cost to the Fund. The Fund has no right to require registration of unregistered securities. At September 30, 2001, the Fund had restricted securities with an aggregate market value of $9,909,966 representing 5.4% of the net assets of the Fund.

     m) Foreign Securities - Investing in securities of foreign companies and foreign governments involves special risks and consideration not typically associated with investing in U.S. companies and the U.S. government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

     n) Foreign Currency Translations - The books and records of the Funds are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Funds do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market price of such securities. However, for federal income tax purposes the Funds do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of debt securities and payables and receivables arising from trade date and settlement date differences.

2.   CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Funds were as follows:

Prudent Bear Fund

                                                       Year Ended
No Load Shares:                                    September 30, 2001
                                          -----------------------------------
                                                $                   Shares
                                          ------------            -----------
     Shares sold                          $335,284,627             70,493,807
     Shares issued to holders in
       reinvestment of dividends             6,926,690              1,512,378
     Shares redeemed                      (388,901,322)           (81,923,404)
                                          ------------            -----------
     Net decrease                         $(46,690,005)            (9,917,219)
                                          ------------
                                          ------------
     Shares Outstanding:
          Beginning of period                                      39,022,767
                                                                  -----------
          End of period                                            29,105,548
                                                                  -----------
                                                                  -----------

                                                       Year Ended
Class C Shares:                                    September 30, 2001
                                          -----------------------------------
                                                $                   Shares
                                          ------------            -----------
     Shares sold                          $  2,311,108                484,427
     Shares issued to holders in
       reinvestment of dividends                10,909                  2,398
     Shares redeemed                        (2,276,554)              (484,190)
                                          ------------            -----------
     Net increase                         $     45,463                  2,635
                                          ------------
                                          ------------
     Shares Outstanding:
          Beginning of period                                         223,717
                                                                  -----------
          End of period                                               226,352
                                                                  -----------
                                                                  -----------

                                                       Year Ended
No Load Shares:                                    September 30, 2000
                                          -----------------------------------
                                                $                   Shares
                                          ------------            -----------
     Shares sold                          $583,903,706            143,156,662
     Shares issued to holders in
       reinvestment of dividends             5,048,652              1,332,094
     Shares redeemed                      (619,322,314)          (154,375,320)
                                          ------------            -----------
     Net decrease                         $(30,369,956)            (9,886,564)
                                          ------------
                                          ------------
     Shares Outstanding:
          Beginning of period                                      48,909,331
                                                                  -----------
          End of period                                            39,022,767
                                                                  -----------
                                                                  -----------

                                                       Year Ended
Class C Shares:                                    September 30, 2000
                                          -----------------------------------
                                                $                   Shares
                                          ------------            -----------
     Shares sold                          $  2,558,136                654,058
     Shares issued to holders in
       reinvestment of dividends                18,673                  4,953
     Shares redeemed                        (1,846,971)              (481,395)
                                          ------------            -----------
     Net increase                         $    729,838                177,616
                                          ------------
                                          ------------
     Shares Outstanding:
          Beginning of period                                          46,101
                                                                  -----------
          End of period                                               223,717
                                                                  -----------
                                                                  -----------

Prudent Safe Harbor Fund
                                                       Year Ended
                                                   September 30, 2001
                                          -----------------------------------
                                                $                   Shares
                                          ------------            -----------
     Shares sold                          $ 43,865,227              4,816,706
     Shares issued to holders in
       reinvestment of dividends               171,437                 18,848
     Shares redeemed                       (21,663,753)            (2,377,681)
                                          ------------            -----------
     Net increase                         $ 22,372,911              2,457,873
                                          ------------
                                          ------------
     Shares Outstanding:
          Beginning of period                                         154,688
                                                                  -----------
          End of period                                             2,612,561
                                                                  -----------
                                                                  -----------

                                                 February 2, 2000*<F29>
                                               through September 30, 2000
                                          -----------------------------------
                                                $                    Shares
                                          ------------             ----------
     Shares sold                          $  2,541,107                264,954
     Shares issued to holders in
       reinvestment of dividends                16,582                  1,765
     Shares redeemed                        (1,072,644)              (112,031)
                                          ------------            -----------
     Net increase                         $  1,485,045                154,688
                                          ------------            -----------
                                          ------------            -----------

*<F29>  commencement of operations

3.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of investments, excluding short-term investments, options and short positions, by the Funds for the periods ended September 30, 2001, were as follows:

                          Prudent Bear Fund          Prudent Safe Harbor Fund
                          -----------------          ------------------------
     Purchases               $245,622,273                  $31,300,004
     Sales                   $228,032,119                  $12,157,802

     Included in these amounts were purchases and sales of long-term U.S. government securities, for the periods ended September 30, 2001, as follows:

                          Prudent Bear Fund          Prudent Safe Harbor Fund
                          -----------------          ------------------------
     Purchases               $175,444,619                  $11,066,391
     Sales                   $173,045,567                  $ 9,616,280

     At September 30, 2001, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:

     Prudent Bear Fund
     Appreciation                                                $  9,052,114
     (Depreciation)                                               (23,074,303)
                                                                 ------------
     Net depreciation on investments                             $(14,022,189)
                                                                 ------------
                                                                 ------------

     Prudent Safe Harbor Fund
     Appreciation                                                $    657,724
     (Depreciation)                                                  (211,691)
                                                                 ------------
     Net appreciation on investments                             $    446,033
                                                                 ------------
                                                                 ------------

     At September 30, 2001, the cost of investments for federal income tax purposes for the Prudent Bear Fund and the Prudent Safe Harbor Fund were $162,066,071 and $23,885,636, respectively.

     At September 30, 2001, the Prudent Bear Fund had an accumulated net realized capital loss carryover of $50,893,135, expiring in 2008. To the extent the Prudent Bear Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

4.   INVESTMENT ADVISORY AND OTHER AGREEMENTS

     The Funds have entered into Investment Advisory Agreements with David W. Tice & Associates, Inc. Pursuant to its advisory agreements with the Funds, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.25% and 0.75% for the Prudent Bear Fund and the Prudent Safe Harbor Fund, respectively, as applied to the Funds' daily net assets. Certain officers of the Adviser are also officers of the Funds. For the period ended September 30, 2001, the Adviser agreed to waive its investment advisory fee and/or reimburse the Fund's operating expenses (exclusive of brokerage, interest, taxes, short dividends and extraordinary expenses) to the extent necessary to ensure that the Prudent Safe Harbor Fund's total operating expenses did not exceed 1.50% of the average net assets. During the period ended September 30, 2001, the Adviser reimbursed the Prudent Safe Harbor Fund $150,320.

     Firstar Mutual Fund Services, LLC ("Firstar") serves as transfer agent, administrator and accounting services agent for the Funds. Firstar Bank, N.A. serves as custodian for the Funds.

5.   EXPENSE REDUCTIONS

     The Adviser had directed certain of the Prudent Bear Fund portfolio trades to brokers at best price and execution and has generated directed brokerage credits to reduce certain Firstar service provider fees. Shareholders benefit under this arrangement as the net expenses of the Prudent Bear Fund do not include such service provider fees. For the period ended September 30, 2000, the Prudent Bear Fund's expenses were reduced $169,377 by utilizing directed brokerage credits resulting in an expense ratio of 1.83% and 2.58% being charged to No Load shareholders and Class C shareholders, respectively. No directed brokerage credits were generated during the period ended September 30, 2001. In accordance with Securities and Exchange Commission requirements, such amount, when incurred, is required to be shown as an expense and will be included in each of the Firstar fees in the Statement of Operations.

6.   FUTURES CONTRACTS

     At September 30, 2001, the Prudent Bear Fund had entered into stock index futures contracts. The net unrealized depreciation of $37,000 is included in the net unrealized appreciation (depreciation) section of the accompanying financial statements. The terms of the open contracts are as follows:

     Number of       Underlying            MarketValue of          Unrealized
     Contracts       Instrument        Underlying Instrument      Depreciation
     ---------       ----------        ---------------------      ------------
        (40)       S&P 500 Index
                   December 2001           $(10,437,000)            $(37,000)

7.   OPTION CONTRACTS WRITTEN

     The premium amount and the number of option contracts written for the Prudent Bear Fund during the period ended September 30, 2001, were as follows:

                                        Premium Amount      Number of Contracts
                                        --------------      -------------------
     Options outstanding at
       September 30, 2000                 $       --                  --
     Options written                       1,961,174               1,750
     Options closed                       (1,880,747)             (1,550)
     Options exercised                            --                  --
     Options expired                         (80,427)               (200)
                                          ----------               -----
     Options outstanding at
       September 30, 2001                 $       --                  --
                                          ----------               -----
                                          ----------               -----

8.   SERVICE AND DISTRIBUTION PLAN

     The Funds have adopted Service and Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans authorize payments by the Funds in connection with the distribution of their shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the Funds' average daily net assets for the Prudent Bear No Load shares and Prudent Safe Harbor Fund and up to 1.00% for the Prudent Bear Class C shares. The currently approved rate for the Prudent Bear No Load shares and the Prudent Safe Harbor Fund is 0.25% of average daily net assets. The currently approved rate for the Prudent Bear Class C shares is 1.00% of average daily net assets. Payments made pursuant to the Plans may only be used to pay distribution expenses in the year incurred. Amounts paid under the Plans by the Funds may be spent by the Funds on any activities or expenses primarily intended to result in the sale of shares of the Funds, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Prudent Bear Fund incurred $379,718 for the No Load Shares and $8,494 for the Class C Shares pursuant to the Plans for the period ended September 30, 2001. The Prudent Safe Harbor Fund incurred $27,416 pursuant to the Plan for the period ended September 30, 2001.

PRUDENT BEAR FUNDS, INC.

INVESTMENT ADVISER
     DAVID W. TICE & ASSOCIATES, INC.
     8140 WALNUT HILL LANE, SUITE 300
     DALLAS, TEXAS  75231
     HTTP://WWW.PRUDENTBEAR.COM

ADMINISTRATOR, TRANSFER AGENT,
DIVIDEND PAYING AGENT &
SHAREHOLDER SERVICING AGENT
     FIRSTAR MUTUAL FUND SERVICES, LLC
     615 EAST MICHIGAN STREET
     P.O. BOX 701
     MILWAUKEE, WISCONSIN  53201

CUSTODIAN
     FIRSTAR BANK, N.A.
     P.O. BOX 701
     MILWAUKEE, WISCONSIN  53201

INDEPENDENT ACCOUNTANTS
     PRICEWATERHOUSECOOPERS LLP
     MILWAUKEE, WISCONSIN

LEGAL COUNSEL
     FOLEY & LARDNER
     MILWAUKEE, WISCONSIN